UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04989

Exact name of registrant as specified in charter:	Voyageur Mutual Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2009

Item 1. Reports to Stockholders

Annual report

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

August 31, 2009

Fixed income mutual funds

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund.

The figures in the annual report for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund prospectus contains this and other important information about the investment company. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund at www.delawareinvestments.com.

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Contact information

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

National distributor
Delaware Distributors, L.P.

Financial intermediary wholesaler
Lincoln Financial Distributors, L.P.

Shareholder servicing, dividend disbursing, and transfer agent
Delaware Service Company, Inc.

Mailing address
2005 Market Street
Philadelphia, PA 19103-7094

Shareholder assistance by phone
800 523-1918, weekdays from 8 a.m. to 7 p.m. Eastern time

For securities dealers and financial institutions representatives only
800 362-7500

Table of contents
Portfolio management review	1
Performance summaries	9
Disclosure of Fund expenses	24
Sector allocations and
credit quality breakdowns	27
Statements of net assets	32
Statements of operations	72
Statements of changes in net assets	74
Financial highlights	84
Notes to financial statements	114
Report of independent registered
public accounting firm	128
Other Fund information	129
Board of trustees/directors and
officers addendum	134
About the organization	142

Views expressed herein are current as of August 31, 2009 and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware multi-state funds	Sept. 8, 2009

Performance preview (for the period ended Aug. 31, 2009)
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+5.64%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+5.67%
Lipper Arizona Municipal Debt Funds Average	1-year return	+1.98%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Lipper Arizona Municipal Debt Funds Average compares funds that limit investments to those securities that are exempt from taxation in Arizona (double tax-exempt) or city (triple tax-exempt).

Delaware Tax-Free California Fund (Class A shares)	1-year return	+2.74%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+5.67%
Lipper California Municipal Debt Funds Average	1-year return	+0.78%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 12.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Lipper California Municipal Debt Funds Average compares funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of 5 to 10 years.

Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+4.11%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+5.67%
Lipper Colorado Municipal Debt Funds Average	1-year return	+1.95%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 15.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Lipper Colorado Municipal Debt Funds Average compares funds that limit investments to those securities that are exempt from taxation in Colorado (double tax-exempt) or city (triple tax-exempt).

Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+6.12%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+5.67%
Lipper Other States Municipal Debt Funds Average	1-year return	+3.29%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 18.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Lipper Other States Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years and are exempt from taxation on a specified city or state basis.

Data for this portfolio management review were provided by Bloomberg unless otherwise noted.	1

Portfolio management review
Delaware multi-state funds

Delaware Tax-Free New York Fund (Class A shares)	1-year return	+5.65%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+5.67%
Lipper New York Municipal Debt Funds Average	1-year return	+2.86%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 21.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Lipper New York Municipal Debt Funds Average compares funds that limit investments to those securities that are exempt from taxation in New York (double tax-exempt) or city (triple tax-exempt).

Fund performance

Delaware Tax-Free Arizona Fund Class A shares returned +5.64% at net asset value and +0.84% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended Aug. 31, 2009. For the same period, the Fund’s benchmark, the Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index), returned +5.67%. For complete annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.

Delaware Tax-Free California Fund Class A shares returned +2.74% at net asset value and -1.89% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended Aug. 31, 2009. For the same period, the Fund’s benchmark, the Barclays Capital Municipal Bond Index, returned +5.67%. For complete annualized performance for Delaware Tax-Free California Fund, please see the table on page 12.

Delaware Tax-Free Colorado Fund Class A shares returned +4.11% at net asset value and -0.56% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended Aug. 31, 2009. For the same period, the Fund’s benchmark, the Barclays Capital Municipal Bond Index, returned +5.67%. For complete annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 15.

Within the municipal bond market:

  In our view, the most notable trend during the early part of the fiscal period was the widening performance gap between higher-rated and lower-rated bonds.

  Eventually, however, with municipal bond yields high and their prices historically low (bond yields and prices move in opposite directions), investors slowly began to return to the tax-exempt bond market beginning in early 2009.

  In this environment, lower-rated bonds enjoyed more-favorable performance, and even rallied in the summer months.

Delaware Tax-Free Idaho Fund Class A shares returned +6.12% at net asset value and +1.35% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended Aug. 31, 2009. For the same period, the Fund’s benchmark, the Barclays Capital Municipal Bond Index, returned +5.67%. For complete annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 18.

Delaware Tax-Free New York Fund Class A shares returned +5.65% at net asset value and +0.86% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended Aug. 31, 2009. For the same period, the Fund’s benchmark, the Barclays Capital Municipal Bond Index, returned +5.67%. For complete annualized performance for Delaware Tax-Free New York Fund, please see the table on page 21.

Economic environment

The 12-month period included one of the most difficult economic and investment climates the portfolio management team has ever seen, followed by a considerable recovery within the municipal bond market and across fixed income markets more broadly.

The financial markets’ troubles date back to 2007 and turmoil continued into the start of the reporting period in September 2008:

  Falling home prices led to rising mortgage defaults, especially among “subprime” borrowers, or individuals with weak credit.

  As defaults rose, mortgage-backed securities — bonds whose interest is backed by monthly mortgage payments — lost considerable value.

  Credit dried up, and even financially sound companies and municipal borrowers found it increasingly difficult to obtain needed funds.

Several weeks into the period, the financial markets received a jolt with the bankruptcy of storied Wall Street investment bank Lehman Brothers. This event, followed soon after by the near bankruptcy (and ultimate federal bailout) of insurance giant American International Group (AIG), sent the markets into a near panic. Stock and bond prices virtually collapsed, while credit became even less available. On the whole, businesses began to cut their capital spending, and large-scale job losses ensued.

By early 2009, both stock and bond valuations had fallen extremely from their highs, reflecting investors’ fears of an economic depression. Though the “worst-case scenarios” that many may have envisioned did not materialize, the U.S. economy did experience its most severe downturn in decades. Gross domestic product (GDP) — a widely used measure of economic activity — fell by 5.4% and 6.4% in the fourth quarter of 2008 and the first quarter of 2009, respectively. It was the country’s worst two-quarter economic performance in more than 50 years.

Within this environment, the Federal Reserve and federal government took a series of steps to loosen tight credit markets and avert a worst-case scenario for the economy. The Fed significantly expanded its balance sheet during the fiscal year. Notably, it employed one of the lesser-used tools that it has at its disposal, in purchasing hundreds of billions of dollars’ worth of longer-term U.S. Treasury debt as well as agency mortgage-backed securities. In December 2008, the Federal Open Market Committee (FOMC) cut the target federal funds rate to a range of zero to 0.25% — an all-time low. For its part,

Portfolio management review
Delaware multi-state funds

the federal government passed the Troubled Asset Relief Program (TARP), a $700 billion package designed to shore up financial institutions, in October 2008. Several months later, the Obama administration followed up with the American Recovery and Reinvestment Act of 2009, a nearly $800 billion economic stimulus package. (Source: Bloomberg.)

As the period came to a close, the economy was, if not improving, declining at a far slower pace, and many were anticipating an end to the long recession. During the second quarter of 2009, GDP fell by an estimated 1% (source: Bloomberg). This figure was still weak, but it was the best economic performance seen in a year.

Economic environment by state

As of the end of the fiscal period, Arizona had a budget approved for $8.3 billion of state spending, but a $3.2 billion revenue shortfall meant that the budget wasn’t constitutionally balanced. The Arizona Legislature adjourned its special session on Aug. 25. The governor had until Sept. 5 to sign or veto a budget package (budget negotiations remained at a stalemate as of this writing). The Republican package includes more than $600 million in spending cuts, $250 million in transfers, $735 million from refinancing prisons, $160 million in funding delays, and $1.1 billion in federal stimulus money, while the Democrats’ proposal included the governor’s three-year sales-tax proposal and erased spending cuts for education, healthcare, and social services. (Sources: KTAR.com, Office of the Governor.)

In California, lawmakers passed $23.2 billion of budget balancing measures, closing most of the state’s estimated $24.2 billion deficit for this year. Two important components of the package failed in the Assembly, one that would have allowed oil drilling off the coast of Santa Barbara and another that authorized taking about $1 billion in gas tax revenues from local governments. To eliminate the $156 million deficit and create a $500 million reserve, the governor made $489 million in extra cuts, borrowed $50 million from one of the state’s special funds and found about $117 million in savings from money not spent in the last fiscal year. It has been reported that California will need to borrow approximately $10.5 billion to meet its cash flow needs for the rest of the fiscal year. Officials should begin with a $1.5 billion interim revenue anticipation note (RAN). The interim RANs are to be taken out by mid-September, when the treasurer’s office plans to issue $10.5 billion of RANs in a deal designed to meet the state’s cash flow needs through fiscal 2010. (Sources: Sacramento Bee, State Controller, State Treasurer, Office of the Governor, and The Bond Buyer.)

Colorado Governor Bill Ritter presented the Joint Budget Committee with a budget balancing plan that closes a nearly $320 million shortfall in the current 2010 fiscal year. Most cuts took effect Sept. 1, and come on top of the $1.45 billion the Legislature already has cut from the state budget in the last two years. The plan reflects a 9% reduction in spending from last fiscal year. It includes $265 million in targeted service cuts, the elimination of 270 state jobs, and $48 million in cash-funded program reductions. (Source: Office of the Governor.)

Idaho General Fund revenue finished fiscal 2009 $94.8 million lower than expected based on the February 2009 forecast and $443.8 million lower than 2008 figures. More than half of the fiscal year revenue shortfall was due to weakness in individual income tax. Overall general fund revenues on a budgetary basis are forecasted to decline to $2.5 billion in fiscal 2010, down from $2.6 billion in 2009. It has been reported that spending holdbacks or draws on reserves outside the general fund are likely. However, Idaho has external reserves that are expected to total $280 million at the end of 2010. (Sources: Idaho Division of Financial Management and Standard & Poor’s.)

In New York, total tax revenues of $11.5 billion were $52.6 million below projections and $3.6 billion lower than last year from April through July. Personal income tax collections were $3.3 billion below last year, primarily due to collections in April 2009. While total personal income tax collections are down for the year, personal income tax withholding collections grew by $16 million in July for the second consecutive month this year. Business tax collections were $181 million higher than collections for the same period last year. (Source: New York State Comptroller.)

The municipal bond market

In our view, the most notable trend within the municipal bond market during the period was the widening performance gap between higher-rated and lower-rated bonds. Demand remained strong for securities with high (AA or better) credit ratings, for example, but was weak for those in all other rating categories, particularly securities rated BBB or below. As a result, lower-rated bonds dramatically underperformed their higher-grade counterparts — especially in the first few months of the period when investor confidence was lowest.

This bifurcation, or divergence of performance, within the municipal market largely resulted from the continued financial troubles for monoline municipal bond insurers. For many years, these companies — which insure municipal bond principal and interest payments — received AAA ratings from the major credit rating agencies. As a result, many investors were willing to buy lower-quality bonds as long as they carried this AAA-rated insurance guarantee. Beginning in 2007, however, as credit conditions worsened, many of these monoline insurance companies saw their credit ratings cut dramatically.

Severe capitalization constraints within the investment banking community compounded the municipal markets’ problems during approximately the first half of the fiscal period. Once investment banks’ capital positions were compromised, most were less willing to provide liquidity to help bolster the municipal market.

With municipal bond yields high and their prices at historic lows (bond yields and prices move in opposite directions), investors slowly began to return to the tax-exempt bond market beginning in mid-December 2008. At first, they favored highly rated bonds generally associated with minimal credit risk. By the year’s second calendar quarter, as optimism about the economy grew, municipal bond issuance began to grow, and for the first time in months we began to see increased new supply that stemmed from lower-rated, higher-yielding deals.

In this environment, lower-rated bonds generally enjoyed more-favorable performance, and even rallied in the summer months. Credit spreads — which can be interpreted as the additional income paid to

Portfolio management review
Delaware multi-state funds

investors in exchange for investing in riskier bonds — narrowed sharply from their peak in early January, indicating some initial easing of the general risk aversion that characterized fixed income markets for so long.

Besides generally avoiding credit risk, many municipal bond investors sought to minimize interest rate risk as well during the period. This was indicated by the fact that the yield curve, or the difference in yield offered by shorter-dated AAA-rated general obligation bonds relative to comparable longer-dated issues, rose steadily during the fiscal period. In fact, it reached a high of nearly four percentage points in August 2009 — almost double the historical average. (Source: Barclays Capital.)

Tactical portfolio shifts

Entering the reporting period, we sought to take advantage of market conditions by positioning the Funds more conservatively. We were emphasizing higher-rated securities as well as those with intermediate maturities. As the credit crisis deepened, this conservative stance generally contributed to the Funds’ performance versus our peers, especially in the fourth quarter of 2008 and first quarter of 2009.

Beginning early in 2009 and continuing through the end of the fiscal period, we became somewhat more confident, as we perceived a positive shift in the outlook for municipal bonds. Believing that municipal bond investors were being unusually well compensated for taking on credit risk, we began to selectively invest more of the Funds’ assets in lower-rated, higher-yielding bonds. We also sold some of our intermediate-dated holdings and increasingly focused on longer-dated issues — an approach that enabled us to lock higher interest rates into the portfolios for an extended time.

Our approach during approximately the second half of the fiscal year (selectively investing across the credit spectrum) is more representative of how we manage the Funds during more-normalized market conditions. We are bottom-up investors, meaning that we evaluate securities one by one, based on thorough fundamental research to help ensure our comfort with the credit quality of each issuer. We believe that this approach may enable us to uncover value potential that investors with less experience or a less rigorous dedication to research might not be able to identify.

We believe this shift in Fund positioning was well timed. Early on, when the Funds emphasized higher-quality, intermediate-maturity debt, the securities we owned were often less affected by the worst of the market turmoil. As we gradually positioned the Funds more aggressively in a more favorable investment environment, we generally benefited from having security selection to the types of fundamentally solid, yet higher-than-average yielding bonds that we have historically favored.

Of final note, large states with plentiful supplies of tax-free bonds to choose from — such as California and New York — provided us with multiple investment opportunities, while in smaller states with reduced supply, such as Idaho, we attempted to take advantage of opportunities as they surfaced. In the latter category, we made increased use of bonds issued by U.S. territories such as Puerto Rico, which generally are fully exempt from income taxes at all levels of government.

Notable sectors and securities

Many of the best-performing sectors in all Funds (regardless of state) were those with a large proportion of high-quality bonds. For example, all Funds benefited greatly from exposure to pre-refunded issues. These securities are found on the short end of the yield curve and have historically faced little if any credit risk. This is because they are backed by the invested debt proceeds of a second bond issue, which typically consists of U.S. Treasury securities. Given investors’ tremendous risk aversion during the period, Treasurys performed extremely well, boosting the performance of our pre-refunded holdings.

Other sectors with predominantly higher-quality issuance added to performance as well. In Delaware Tax-Free Colorado Fund, for example, local general obligation (GO) bonds, and especially an investment in Adams and Arapahoe Counties GO bonds, were particularly helpful. Water/sewer bonds were among the best performers for Delaware Tax-Free California Fund. These bonds benefited from their essential function, which helped them during the challenging economic environment.

Special-tax bonds generally contributed to the Funds’ performances as well, especially in the New York and Arizona Funds. Special-tax bonds are backed by dedicated tax revenue streams, potentially making them less vulnerable to the financial weakness of state and local governments. For example, Delaware Tax-Free New York Fund benefited from its position in Metropolitan Transportation Authority bonds, which were purchased near the market’s bottom and which recovered substantially off of their lows. Similarly, Delaware Tax-Free Arizona Fund benefited from two particularly strong-performing special-tax bonds — Scottsdale Water/Sewer as well as Mesa, Ariz. Street and Highway revenue bonds.

The Funds’ performances in the healthcare sector were mixed overall. We saw strong results from individual healthcare bonds we bought near the market’s bottom and that subsequently recovered off their lows. Within Delaware Tax-Free Idaho Fund, for example, a position in Idaho Health Facilities Authority revenue bonds issued for Trinity Health performed well, while Delaware Tax-Free Colorado Fund was helped by Colorado Health Facilities Authority revenue bonds issued for Catholic Health Initiatives. In Delaware Tax-Free New York Fund, our investment in New York State Dormitory Authority revenue bonds issued for Memorial Sloan-Kettering performed quite well. We were able to purchase these bonds near the bottom of the market, and the holdings rebounded nicely in the second half of the period. Despite the success of our Sloan-Kettering holdings, the healthcare sector was an overall source of underperformance for this Fund.

On the negative side, the industrial development revenue (IDR) bond category, which consists of corporate-backed bonds, many of which were lower rated, was generally a source of underperformance across the state Funds. This was particularly true for Delaware Tax-Free New York Fund and Delaware Tax-Free Idaho Fund. Bonds issued for the Brooklyn Navy Yard were a noteworthy drag on the New York Fund’s returns. The proceeds from this bond issue went to fund electricity generation plants — a cyclical business that lagged as the economy weakened. In the Idaho Fund, Nez Perce County pollution bonds issued for Potlatch Corporation were significant detractors.

Portfolio management review
Delaware multi-state funds

Because of their more-limited municipal issuance, both Delaware Tax-Free Arizona Fund and Delaware Tax-Free Idaho Fund had elevated exposure to bonds issued by U.S. territories. In both cases, the Funds were hurt by their exposure to Puerto Rico general obligation bonds, which underperformed because of the territory’s lower credit rating. The Arizona Fund was also hurt by its allocation to U.S. Virgin Islands gross receipt tax bonds.

Lower-rated education bonds had a noteworthy negative impact on both Delaware Tax-Free Colorado Fund and Delaware Tax-Free California Fund. The education bond sector in Colorado includes an unusually large proportion of charter school bonds, many of which carry mid-investment-grade credit ratings at best. These lower-rated bonds underperformed, as did our holdings in bonds issued for the University of Puerto Rico. Although lower-rated education bonds were also a negative within the California Fund, we did benefit from several highly rated university issues that were helped by their strong credit quality.

Several funds, including Delaware Tax-Free Colorado Fund and Delaware Tax-Free California Fund, also were weighed down by their allocation to land-transaction bonds, sometimes called “dirt bonds.” These issues, which help finance property developments, were particularly challenged in the regions that experienced the biggest housing boom and subsequent bust. For example, the Colorado Fund was hurt by the performance of Park Meadows Business Improvement and North Range Metropolitan District bonds, while a handful of California issues, including those of Roseville WestPark Community and Culver City Redevelopment Agency, lagged as well.

Performance summaries
Delaware Tax-Free Arizona Fund	Aug. 31, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Arizona Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+5.64%	+3.60%	+4.72%	+5.73%
Including sales charge	+0.84%	+2.65%	+4.24%	+5.47%
Class B (Est. March 10, 1995)
Excluding sales charge	+4.85%	+2.83%	+4.09%	+4.71%
Including sales charge	+0.85%	+2.57%	+4.09%	+4.71%
Class C (Est. May 26, 1994)
Excluding sales charge	+4.84%	+2.84%	+3.96%	+4.39%
Including sales charge	+3.84%	+2.84%	+3.96%	+4.39%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 9 through 11.) Performance would have been lower had the expense limitations not been in effect.

Performance summaries
Delaware Tax-Free Arizona Fund

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from Jan. 1, 2009, through Dec. 31, 2009. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.91%	1.66%	1.66%
(without fee waivers)
Net expenses	0.75%	1.50%	1.50%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1999, through Aug. 31, 2009

For period beginning Aug. 31, 1999, through Aug. 31, 2009	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,924
Delaware Tax-Free Arizona Fund — Class A Shares	$9,550	$15,134

The chart assumes $10,000 invested in the Fund on Aug. 31, 1999, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 9 through 11.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 1999. The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index, measures the total return performance of the long-term, investment grade, tax-exempt bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not a guarantee of future results.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class B	DVABX	928928639
Class C	DVACX	928916501

Performance summaries
Delaware Tax-Free California Fund	Aug. 31, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free California Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+2.74%	+3.26%	+4.80%	+5.49%
Including sales charge	-1.89%	+2.32%	+4.32%	+5.15%
Class B (Est. Aug. 23, 1995)
Excluding sales charge	+2.07%	+2.48%	+4.18%	+5.13%
Including sales charge	-1.86%	+2.22%	+4.18%	+5.13%
Class C (Est. April 9, 1996)
Excluding sales charge	+2.07%	+2.48%	+4.02%	+4.59%
Including sales charge	+1.09%	+2.48%	+4.02%	+4.59%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 12 through 14.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from Jan. 1, 2009, through Dec. 31, 2009. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.97%	1.72%	1.72%
(without fee waivers)
Net expenses	0.88%	1.63%	1.63%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance summaries
Delaware Tax-Free California Fund

Performance of a $10,000 investment
Average annual total returns from Aug. 31, 1999, through Aug. 31, 2009

For period beginning Aug. 31, 1999, through Aug. 31, 2009	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,924
Delaware Tax-Free California Fund — Class A Shares	$9,550	$15,248

The chart assumes $10,000 invested in the Fund on Aug. 31, 1999, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 12 through 14.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 1999. The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index, measures the total return performance of the long-term, investment grade, tax-exempt bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not a guarantee of future results.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class B	DVTFX	928928811
Class C	DVFTX	928928795

Delaware Tax-Free Colorado Fund	Aug. 31, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Colorado Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+4.11%	+3.52%	+4.55%	+6.18%
Including sales charge	-0.56%	+2.58%	+4.07%	+5.96%
Class B (Est. March 22, 1995)
Excluding sales charge	+3.43%	+2.75%	+3.91%	+4.66%
Including sales charge	-0.56%	+2.49%	+3.91%	+4.66%
Class C (Est. May 6, 1994)
Excluding sales charge	+3.43%	+2.77%	+3.78%	+4.38%
Including sales charge	+2.43%	+2.77%	+3.78%	+4.38%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 15 through 17.) Performance would have been lower had the expense limitations not been in effect.

Performance summaries
Delaware Tax-Free Colorado Fund

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from Jan. 1, 2009, through Dec. 31, 2009. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.95%	1.70%	1.70%
(without fee waivers)
Net expenses	0.89%	1.64%	1.64%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment

Average annual total returns from Aug. 31, 1999, through Aug. 31, 2009

For period beginning Aug. 31, 1999, through Aug. 31, 2009	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,924
Delaware Tax-Free Colorado Fund — Class A Shares	$9,550	$14,888

The chart assumes $10,000 invested in the Fund on Aug. 31, 1999, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 15 through 17.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 1999. The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index, measures the total return performance of the long-term, investment grade, tax-exempt bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not a guarantee of future results.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class B	DVBTX	928928787
Class C	DVCTX	92907R101

Performance summaries
Delaware Tax-Free Idaho Fund	Aug. 31, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Idaho Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+6.12%	+3.98%	+4.89%	+5.69%
Including sales charge	+1.35%	+3.03%	+4.41%	+5.36%
Class B (Est. March 16, 1995)
Excluding sales charge	+5.34%	+3.20%	+4.27%	+4.92%
Including sales charge	+1.34%	+2.93%	+4.27%	+4.92%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+5.34%	+3.19%	+4.13%	+4.86%
Including sales charge	+4.34%	+3.19%	+4.13%	+4.86%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 18 through 20.) Performance would have been lower had the expense limitations not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from Jan. 1, 2009, through Dec. 31, 2009. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.96%	1.71%	1.71%
(without fee waivers)
Net expenses	0.90%	1.65%	1.65%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance summaries
Delaware Tax-Free Idaho Fund

Performance of a $10,000 investment

Average annual total returns from Aug. 31, 1999, through Aug. 31, 2009

For period beginning Aug. 31, 1999, through Aug. 31, 2009	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,924
Delaware Tax-Free Idaho Fund — Class A Shares	$9,550	$15,384

The chart assumes $10,000 invested in the Fund on Aug. 31, 1999, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 18 through 20.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 1999. The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index, measures the total return performance of the long-term, investment grade, tax-exempt bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not a guarantee of future results.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class B	DVTIX	928928746
Class C	DVICX	928928803

Delaware Tax-Free New York Fund	Aug. 31, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free New York Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Aug. 31, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+5.65%	+4.18%	+5.26%	+5.95%
Including sales charge	+0.86%	+3.24%	+4.77%	+5.73%
Class B (Est. Nov. 14, 1994)
Excluding sales charge	+4.88%	+3.40%	+4.63%	+4.72%
Including sales charge	+0.88%	+3.13%	+4.63%	+4.72%
Class C (Est. April 26, 1995)
Excluding sales charge	+4.88%	+3.40%	+4.48%	+4.03%
Including sales charge	+3.88%	+3.40%	+4.48%	+4.03%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 21 through 23.) Performance would have been lower had the expense limitations not been in effect.

Performance summaries
Delaware Tax-Free New York Fund

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from Jan. 1, 2009, through Dec. 31, 2009. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	1.09%	1.84%	1.84%
(without fee waivers)
Net expenses	0.85%	1.60%	1.60%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment

Average annual total returns from Aug. 31, 1999, through Aug. 31, 2009

For period beginning Aug. 31, 1999, through Aug. 31, 2009	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,924
Delaware Tax-Free New York Fund — Class A Shares	$9,550	$15,931

The chart assumes $10,000 invested in the Fund on Aug. 31, 1999, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summaries” section of this report, which includes pages 21 through 23.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 1999. The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index, measures the total return performance of the long-term, investment grade, tax-exempt bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Performance of other Fund classes will vary due to different charges and expenses.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not a guarantee of future results.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class B	DVTNX	928928266
Class C	DVFNX	928928258

Disclosure of Fund expenses
For the period March 1, 2009 to August 31, 2009

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2009 to August 31, 2009.

Actual expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Tax-Free Arizona Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Annualized Expense Ratio	Expenses Paid During Period 3/1/09 to 8/31/09*
Actual Fund return
Class A	$1,000.00	$1,064.20	0.75%	$3.90
Class B	1,000.00	1,061.20	1.50%	7.79
Class C	1,000.00	1,061.10	1.50%	7.79
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.42	0.75%	$3.82
Class B	1,000.00	1,017.64	1.50%	7.63
Class C	1,000.00	1,017.64	1.50%	7.63

Delaware Tax-Free California Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Annualized Expense Ratio	Expenses Paid During Period 3/1/09 to 8/31/09*
Actual Fund return
Class A	$1,000.00	$1,076.30	0.88%	$4.61
Class B	1,000.00	1,072.00	1.63%	8.51
Class C	1,000.00	1,072.20	1.63%	8.51
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class B	1,000.00	1,016.99	1.63%	8.29
Class C	1,000.00	1,016.99	1.63%	8.29

Delaware Tax-Free Colorado Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Annualized Expense Ratio	Expenses Paid During Period 3/1/09 to 8/31/09*
Actual Fund return
Class A	$1,000.00	$1,070.70	0.89%	$4.65
Class B	1,000.00	1,066.60	1.64%	8.54
Class C	1,000.00	1,067.60	1.64%	8.55
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.72	0.89%	$4.53
Class B	1,000.00	1,016.94	1.64%	8.34
Class C	1,000.00	1,016.94	1.64%	8.34

Disclosure of Fund expenses

Delaware Tax-Free Idaho Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Annualized Expense Ratio	Expenses Paid During Period 3/1/09 to 8/31/09*
Actual Fund return
Class A	$1,000.00	$1,056.20	0.90%	$4.66
Class B	1,000.00	1,052.30	1.65%	8.54
Class C	1,000.00	1,052.30	1.65%	8.54
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.67	0.90%	$4.58
Class B	1,000.00	1,016.89	1.65%	8.39
Class C	1,000.00	1,016.89	1.65%	8.39

Delaware Tax-Free New York Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/09	Ending Account Value 8/31/09	Annualized Expense Ratio	Expenses Paid During Period 3/1/09 to 8/31/09*
Actual Fund return
Class A	$1,000.00	$1,066.30	0.85%	$4.43
Class B	1,000.00	1,061.40	1.60%	8.31
Class C	1,000.00	1,061.30	1.60%	8.31
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class B	1,000.00	1,017.14	1.60%	8.13
Class C	1,000.00	1,017.14	1.60%	8.13

*“Expenses Paid During Period” are equal to a Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sector allocations and credit quality breakdowns
Delaware Tax-Fee Arizona Fund	As of August 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.73%
Corporate Revenue Bonds	4.49%
Education Revenue Bonds	8.32%
Electric Revenue Bonds	5.25%
Health Care Revenue Bonds	10.80%
Housing Revenue Bonds	1.96%
Lease Revenue Bonds	11.61%
Local General Obligation Bonds	7.79%
Pre-Refunded Bonds	13.22%
Special Tax Revenue Bonds	15.92%
State General Obligation Bonds	6.05%
Transportation Revenue Bonds	5.20%
Water & Sewer Revenue Bonds	8.12%
Short-Term Investment	2.73%
Total Value of Securities	101.46%
Liabilities Net of Receivables and Other Assets	(1.46%	)
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)*
AAA	17.79%
AA	30.15%
A	25.90%
BBB	24.27%
B	1.10%
Not Rated	0.79%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Sector allocations and credit quality breakdowns
Delaware Tax-Free California Fund	As of August 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	100.07%
Corporate Revenue Bond	7.52%
Education Revenue Bonds	10.13%
Electric Revenue Bonds	5.82%
Health Care Revenue Bonds	15.63%
Housing Revenue Bonds	8.11%
Lease Revenue Bonds	10.31%
Local General Obligation Bonds	6.53%
Pre-Refunded Bonds	2.94%
Resource Recovery Revenue Bond	1.27%
Special Tax Revenue Bonds	15.11%
State General Obligation Bonds	6.42%
Transportation Revenue Bonds	6.25%
Water & Sewer Revenue Bonds	4.03%
Short-Term Investment	2.90%
Total Value of Securities	102.97%
Liabilities Net of Receivables and Other Assets	(2.97%	)
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)*
AAA	13.55%
AA	14.17%
A	43.84%
BBB	15.55%
BB	1.69%
B	2.23%
Not Rated	8.97%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Delaware Tax-Free Colorado Fund	As of August 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	97.81%
Corporate Revenue Bond	1.32%
Education Revenue Bonds	11.82%
Electric Revenue Bonds	5.98%
Escrowed to Maturity Bonds	2.33%
Health Care Revenue Bonds	20.24%
Housing Revenue Bonds	2.18%
Lease Revenue Bonds	2.66%
Local General Obligation Bonds	14.88%
Pre-Refunded Bonds	14.85%
Special Tax Revenue Bonds	10.14%
State General Obligation Bonds	5.34%
Transportation Revenue Bonds	2.52%
Water & Sewer Revenue Bonds	3.55%
Short-Term Investments	1.00%
Money Market Instrument	0.46%
Variable Rate Demand Note	0.54%
Total Value of Securities	98.81%
Receivables and Other Assets Net of Liabilities	1.19%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)*
AAA	16.15%
AA	25.20%
A	29.27%
BBB	18.69%
B	1.06%
Not Rated	9.63%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Sector allocations and credit quality breakdowns
Delaware Tax-Free Idaho Fund	As of August 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	95.18%
Corporate Revenue Bonds	4.84%
Education Revenue Bonds	10.48%
Electric Revenue Bonds	1.52%
Escrowed to Maturity Bond	1.71%
Health Care Revenue Bonds	4.30%
Housing Revenue Bonds	5.61%
Lease Revenue Bonds	4.01%
Local General Obligation Bonds	23.95%
Pre-Refunded Bonds	11.32%
Special Tax Revenue Bonds	13.70%
State General Obligation Bonds	3.87%
Transportation Revenue Bonds	6.86%
Water & Sewer Revenue Bonds	3.01%
Short-Term Investment	2.22%
Total Value of Securities	97.40%
Receivables and Other Assets Net of Liabilities	2.60%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)*
AAA	20.30%
AA	31.87%
A	27.87%
BBB	15.07%
BB	3.12%
B	1.52%
Not Rated	0.25%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Delaware Tax-Free New York Fund	As of August 31, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	97.71%
Corporate Revenue Bonds	7.41%
Education Revenue Bonds	19.31%
Electric Revenue Bonds	3.80%
Health Care Revenue Bonds	9.38%
Housing Revenue Bonds	2.47%
Lease Revenue Bonds	4.62%
Local General Obligation Bonds	4.08%
Pre-Refunded Bonds	8.24%
Special Tax Revenue Bonds	21.84%
State General Obligation Bonds	4.27%
Transportation Revenue Bonds	10.64%
Water & Sewer Revenue Bonds	1.65%
Short-Term Investment	0.68%
Total Value of Securities	98.39%
Receivables and Other Assets Net of Liabilities	1.61%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)*
AAA	16.50%
AA	28.94%
A	29.80%
BBB	17.86%
BB	3.60%
B	1.37%
Not Rated	1.93%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Statements of net assets
Delaware Tax-Free Arizona Fund	August 31, 2009

	Principal amount	Value
Municipal Bonds – 98.73%
Corporate Revenue Bonds – 4.49%
Maricopa County Pollution Control (Palo Verde Project)
Series A 5.05% 5/1/29 (AMBAC)	$2,000,000	$1,771,620
• Navajo County Pollution Control Revenue
Series D 5.75% 6/1/34	1,500,000	1,527,360
Salt Verde Financial Corporation Gas Revenue Senior
5.00% 12/1/37	2,895,000	2,427,515
		5,726,495
Education Revenue Bonds – 8.32%
Arizona State Board of Regents
(University of Arizona System Revenue)
Series A 5.00% 6/1/39	1,500,000	1,520,700
Series 2008A 5.00% 6/1/21	1,255,000	1,382,935
Arizona State University Certificates of Participation
(Research Infrastructure Project)
5.00% 9/1/30 (AMBAC)	2,000,000	2,023,799
Arizona State University Energy Management Revenue
(Arizona State University-Tempe Campus II Project)
4.50% 7/1/24	1,385,000	1,367,217
Energy Management Services Energy Conservation Revenue
(Arizona State University-Main Campus Project)
5.25% 7/1/17 (NATL-RE)	1,500,000	1,632,075
Pima County Industrial Development Authority Educational
Revenue Refunding (Tucson Country Day School Project)
5.00% 6/1/37	1,000,000	624,970
South Campus Group Student Housing Revenue
(Arizona State University-South Campus Project)
5.625% 9/1/35 (NATL-RE)	1,000,000	974,030
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation) Series A
5.00% 7/15/27 (AMBAC)	1,000,000	992,940
University of Arizona Certificates of Participation
(University of Arizona Project)
Series A 5.125% 6/1/21 (AMBAC)	85,000	89,712
		10,608,378

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds – 5.25%
Mesa Utilities System Revenue Refunding
5.00% 7/1/18 (NATL-RE) (FGIC)	$2,150,000	$2,352,939
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	315,000	294,790
Series WW 5.00% 7/1/28	1,430,000	1,404,231
Series WW 5.50% 7/1/38	600,000	601,200
Salt River Project Agricultural Improvement &
Power District Electric System Revenue
Series B 5.00% 1/1/31 (NATL-RE) (IBC)	2,000,000	2,041,680
		6,694,840
Health Care Revenue Bonds – 10.80%
Glendale Industrial Development Authority Hospital
Revenue (John C. Lincoln Health) 5.00% 12/1/42	2,500,000	2,067,375
Maricopa County Industrial Development Authority
Health Facilities Revenue (Catholic Healthcare West)
Series A 5.50% 7/1/26	1,000,000	992,330
Series A 6.00% 7/1/39	2,500,000	2,516,350
Scottsdale Industrial Development Authority
Hospital Revenue (Scottsdale Healthcare)
Series A 5.25% 9/1/30	1,250,000	1,186,025
University Medical Center Hospital Revenue
5.00% 7/1/24	800,000	745,136
5.00% 7/1/35	2,000,000	1,750,720
6.50% 7/1/39	2,500,000	2,585,950
Yavapai County Industrial Development Authority
Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	1,917,820
		13,761,706
Housing Revenue Bonds – 1.96%
Pima County Industrial Development Authority
Single Family Housing Revenue
Series A-1 6.125% 11/1/33
(GNMA) (FNMA) (FHLMC) (AMT)	15,000	15,028
Yuma Industrial Development Authority
Multifamily Housing Revenue
Series A 6.10% 9/20/19 (GNMA) (AMT)	2,340,000	2,481,804
		2,496,832

Statements of net assets
Delaware Tax-Free Arizona Fund

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds – 11.61%
Arizona Game & Fish Department &
Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	$1,300,000	$1,291,160
Marana Municipal Property Facilities Revenue
5.00% 7/1/28 (AMBAC)	575,000	588,237
Maricopa County Industrial Development Authority
Correctional Contract Revenue (Phoenix West Prison)
Series B 5.375% 7/1/22 (ACA)	1,000,000	930,970
Phoenix Industrial Development Authority Lease
Revenue (Capitol Mall II, LLC Project)
5.00% 9/15/28 (AMBAC)	2,000,000	2,005,620
Pima County Industrial Development Authority Lease
Revenue Metro Police Facility (Nevada Project) Series A
5.25% 7/1/31	1,500,000	1,506,750
5.375% 7/1/39	1,500,000	1,494,360
Pinal County Certificates of Participation
5.00% 12/1/29	1,300,000	1,240,954
5.125% 6/1/21 (AMBAC)	4,000,000	4,071,080
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series D
5.25% 7/1/27	470,000	431,681
5.25% 7/1/36	270,000	236,960
University of Arizona Certificates of Participation
Prerefunded (University of Arizona Project)
Series B 5.00% 6/1/31 (AMBAC)	1,000,000	1,005,690
		14,803,462
Local General Obligation Bonds – 7.79%
Chandler 5.00% 7/1/17	1,935,000	2,247,270
Cochise County Unified School District #68
(Sierra Vista) 7.50% 7/1/10 (NATL-RE) (FGIC)	1,000,000	1,050,850
Coconino & Yavapai Counties Joint Unified School
District #9 (Sedona Oak Creek Project of 2007)
Series A 4.50% 7/1/18 (FSA)	1,520,000	1,705,744
Series B 5.375% 7/1/28	1,350,000	1,422,090
DC Ranch Community Facilities
5.00% 7/15/27 (AMBAC)	1,000,000	920,000

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
• Gila County Unified School District #10
(Payson School Improvement-Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)	$1,000,000	$1,012,740
Maricopa County Unified School District #41
(Gilbert School Improvement-Projects of
2005 & 2007) 3.25% 7/1/15	1,500,000	1,564,830
		9,923,524
§Pre-Refunded Bonds – 13.22%
Phoenix Variable Purpose Series B 5.00% 7/1/27-12	2,435,000	2,505,396
Pima County Industrial Development Authority
Single Family Housing Revenue
Series B-1 6.10% 5/1/31-09 (GNMA) (AMT)	45,000	45,547
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Series K
5.00% 7/1/35-15	750,000	877,560
5.00% 7/1/40-15	590,000	690,347
Puerto Rico Electric Power Authority Revenue
Series NN 5.00% 7/1/32-13 (NATL-RE)	1,750,000	1,988,158
Series RR 5.00% 7/1/35-15 (FGIC)	1,545,000	1,807,774
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series D 5.25% 7/1/27-12	1,280,000	1,413,581
Series I 5.25% 7/1/33-14	5,000	5,692
Scottsdale Municipal Property Corporation Excise Tax
Revenue 5.00% 7/1/21-16	1,505,000	1,762,099
Southern Arizona Capital Facilities Finance
Revenue (University of Arizona Project)
5.10% 9/1/33-12 (NATL-RE)	3,250,000	3,629,339
University of Arizona Certificates of Participation
(University of Arizona Project)
Series A 5.125% 6/1/21-12 (AMBAC)	915,000	1,012,246
Series B 5.125% 6/1/22-12 (AMBAC)	1,000,000	1,108,570
		16,846,309

Statements of net assets
Delaware Tax-Free Arizona Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds – 15.92%
Arizona State Transportation Board Excise Tax Revenue
(Maricopa County Regional Area Road Foundation)
5.00% 7/1/19	$1,500,000	$1,661,595
Arizona Tourism & Sports Authority Tax Revenue
(Multipurpose Stadium Facilities)
Series A 5.00% 7/1/28 (NATL-RE)	2,500,000	2,469,799
Flagstaff Aspen Place Sawmill Improvement District
Revenue 5.00% 1/1/32	1,350,000	1,349,906
Gilbert Public Facilities Municipal Property
Revenue 5.00% 7/1/25	1,250,000	1,298,138
Marana Tangerine Farm Road Improvement District
Revenue 4.60% 1/1/26	963,000	801,043
Mesa Street & Highway Revenue 5.00% 7/1/20 (FSA)	1,000,000	1,127,500
Peoria Municipal Development Authority Transition
Sales Tax, Excise Tax & State Shared Revenue
(Senior Lien & Subordinated Lien) 4.50% 1/1/16	1,000,000	1,105,340
Phoenix Civic Improvement Transition Excise Tax Revenue
(Light Rail Project) 5.00% 7/1/20 (AMBAC)	2,270,000	2,429,785
Puerto Rico Commonwealth Infrastructure Financing
Authority Special Tax Revenue Refunding
Series C 5.50% 7/1/25 (AMBAC)	1,955,000	1,914,414
Puerto Rico Sales Tax Financing Revenue
ΩCapital Appreciation-First Subordinate	3,045,000	2,131,500
Series A 0.00% 8/1/32
First Subordinate Series A
5.00% 8/1/39	1,500,000	1,535,430
5.75% 8/1/37	2,405,000	2,472,580
		20,297,030
State General Obligation Bonds – 6.05%
Guam Government Series A
6.75% 11/15/29	115,000	116,191
7.00% 11/15/39	1,250,000	1,260,238
Puerto Rico Commonwealth Public Improvement
Refunding Series A
5.50% 7/1/17	1,765,000	1,819,751
5.50% 7/1/19	1,300,000	1,330,628

	Principal amount	Value
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Puerto Rico Commonwealth Public Improvement Refunding
Un-Refunded Balance Series A
5.125% 7/1/30 (FSA)	$480,000	$481,430
5.125% 7/1/31	2,000,000	1,815,500
Virgin Islands Public Finance Authority
(Gross Receipts Taxes Loan Note)
5.00% 10/1/31 (ACA)	1,000,000	886,270
		7,710,008
Transportation Revenue Bonds – 5.20%
Arizona State Transportation Board Grant Anticipation
Notes Series A 5.00% 7/1/14	1,500,000	1,676,925
Arizona State Transportation Broad Highway
Revenue Subordinated Series A 5.00% 7/1/23	1,000,000	1,057,680
Phoenix Civic Improvement Airport
Revenue (Senior Lien) Series B
5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	1,000,000	995,340
5.25% 7/1/32 (NATL-RE) (FGIC) (AMT)	3,000,000	2,891,580
		6,621,525
Water & Sewer Revenue Bonds – 8.12%
Phoenix Civic Improvement Corporation
Water System Revenue (Junior Lien)
5.00% 7/1/26 (NATL-RE) (FGIC)	3,750,000	3,789,187
Phoenix Civic Improvement Wastewater Corporation
Systems Revenue (Junior Lien)
5.00% 7/1/19 (NATL-RE)	2,750,000	3,038,283
Refunding 5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	1,010,220
Scottsdale Water & Sewer Revenue
4.00% 7/1/14	175,000	192,316
4.00% 7/1/15	500,000	551,890
4.00% 7/1/16	375,000	413,344
5.25% 7/1/22	1,150,000	1,353,967
		10,349,207
Total Municipal Bonds (cost $123,880,458)		125,839,316

Statements of net assets
Delaware Tax-Free Arizona Fund

	Number of shares	Value
Short-Term Investment – 2.73%
Money Market Instrument – 2.73%
Federated Arizona Municipal Cash Trust	3,479,300	$3,479,300
Total Short-Term Investment (cost $3,479,300)		3,479,300

Total Value of Securities – 101.46%
(cost $127,359,758)		129,318,616
Liabilities Net of Receivables and
Other Assets – (1.46%)		(1,863,669)
Net Assets Applicable to 11,489,715
Shares Outstanding – 100.00%		$127,454,947

Net Asset Value – Delaware Tax-Free Arizona Fund
Class A ($113,689,280 / 10,250,736 Shares)		$11.09
Net Asset Value – Delaware Tax-Free Arizona Fund
Class B ($6,509,074 / 586,448 Shares)		$11.10
Net Asset Value – Delaware Tax-Free Arizona Fund
Class C ($7,256,593 / 652,531 Shares)		$11.12

Components of Net Assets at August 31, 2009:
Shares of beneficial interest (unlimited authorization – no par)		$126,874,334
Undistributed net investment income		26,196
Accumulated net realized loss on investments		(1,404,441)
Net unrealized appreciation of investments		1,958,858
Total net assets		$127,454,947

§

Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
•	Variable rate security. The rate shown is the rate as of August 31, 2009.

Summary of abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHLMC — Insured by the Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association collateral
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association collateral
IBC — Integrity Building Corporation
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Arizona Fund
Net asset value Class A (A)	$11.09
Sales charge (4.50% of offering price) (B)	0.52
Offering price	$11.61

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of net assets
Delaware Tax-Free California Fund	August 31, 2009

	Principal amount	Value
Municipal Bonds – 100.07%
Corporate Revenue Bonds – 7.52%
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric)
Series D 5.875% 1/1/34	$1,000,000	$1,028,670
Golden State Tobacco Securitization Corporation
Settlement Revenue (Asset-Backed Senior Notes)
Series A-1
5.125% 6/1/47	3,075,000	2,158,426
5.75% 6/1/47	1,000,000	780,010
M-S-R Energy Authority Gas Revenue
Series A 6.50% 11/1/39	2,000,000	2,016,040
		5,983,146
Education Revenue Bonds – 10.13%
California Educational Facilities Authority Revenue
(University of the Pacific)
5.50% 11/1/39	1,000,000	1,016,510
Un-Refunded Balance 5.75% 11/1/30 (NATL-RE)	310,000	311,531
(Woodbury University) 5.00% 1/1/36	1,000,000	723,880
California Municipal Finance Authority Educational Revenue
(American Heritage Foundation Project)
Series A 5.25% 6/1/36	1,000,000	746,770
California Statewide Communities Development
Authority Revenue
(California Baptist University Project)
Series A 5.50% 11/1/38	1,000,000	669,180
(Viewpoint School Project) 5.75% 10/1/33 (ACA)	1,000,000	824,880
(Windrush School Project) 5.50% 7/1/37	1,000,000	709,500
California Statewide Communities Development
Authority Student Housing Revenue
(East Campus Apartments, LLC)
Series A 5.625% 8/1/34 (ACA)	1,000,000	890,420
San Diego County Certificates of Participation
(University of San Diego) 5.375% 10/1/41	1,000,000	979,880
University of California Revenue
(Multiple Purpose Projects) Series L
5.00% 5/15/16	225,000	255,769
5.00% 5/15/19	850,000	936,386
		8,064,706

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds – 5.82%
California Department of Water Resources
Power Supply Revenue Series H 5.00% 5/1/17	$1,000,000	$1,103,380
Chino Basin Regional Financing Authority Revenue
Series A 5.00% 11/1/24 (AMBAC)	845,000	877,068
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	210,000	196,526
Series WW 5.50% 7/1/38	400,000	400,800
Southern California Public Power Authority Revenue
(Transmission Project) Series A 5.00% 7/1/22	1,000,000	1,055,080
Vernon Electric System Revenue Series A 5.125% 8/1/21	1,000,000	1,000,260
		4,633,114
Health Care Revenue Bonds – 15.63%
Association Bay Area Governments Finance Authority
for California Nonprofit Corporations
(San Diego Hospital Association) Series A 6.125% 8/15/20	1,250,000	1,274,275
(Sharp Health Care) Series B 6.25% 8/1/39	1,000,000	1,015,430
California Health Facilities Financing Authority Revenue
(Adventist Health System West) Series A 5.75% 9/1/39	1,000,000	984,550
(Catholic Health Care West)
Series A 6.00% 7/1/39	1,000,000	1,003,580
Series G 5.25% 7/1/23	1,000,000	992,160
(Children’s Hospital Orange County)
Series A 6.50% 11/1/38	1,000,000	1,021,510
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,011,140
(The Episcopal Home) Series A 5.30% 2/1/32 (RADIAN)	1,000,000	933,400
California Infrastructure & Economic Development Bank
Revenue (Kaiser Hospital Associates I, LLC)
Series A 5.55% 8/1/31	1,000,000	1,005,880
California Statewide Communities Development
Authority Revenue
(Kaiser Permanente) Series A 5.00% 4/1/19	1,245,000	1,299,382
(Presbyterian Homes Senior Living)
Series A 4.875% 11/15/36	1,000,000	732,530
(Southern California Senior Living) 7.25% 11/15/41	500,000	510,760
(Valleycare Health Systems) Series A 5.125% 7/15/31	1,000,000	659,530
		12,444,127

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds – 8.11%
California Housing Finance Agency Revenue (Home Mortgage)
Series K 5.30% 8/1/23 (AMT)	$1,000,000	$927,400
Series M 5.95% 8/1/25 (AMT)	1,000,000	964,110
California Statewide Communities Development Multifamily
Housing Authority Revenue
(Citrus Gardens Apartments) Series D-1 5.375% 7/1/32	1,800,000	1,743,516
(Silver Ridge Apartments) Series H 5.80% 8/1/33
(FNMA) (AMT)	1,000,000	1,033,170
Palm Springs Mobile Home Park Revenue (Sahara
Mobile Home Park) Series A 5.75% 5/15/37	1,000,000	879,800
Santa Clara County Multifamily Housing Authority
Revenue (Rivertown Apartments Project)
Series A 5.85% 8/1/31 (AMT)	1,000,000	911,530
		6,459,526
Lease Revenue Bonds – 10.31%
California State Public Works Board Lease Revenue
(Department of Corrections)
Series A 5.00% 3/1/27 (AMBAC)	1,000,000	934,670
(General Services) Series A 6.25% 4/1/34	1,000,000	1,038,780
Elsinore Valley Municipal Water District Certificates
of Participation Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,080,700
Franklin-McKinley School District Certificates
of Participation (Financing Project)
Series B 5.00% 9/1/27 (AMBAC)	1,060,000	1,058,749
Golden State Tobacco Securitization Corporation
Settlement Revenue (Asset-Backed Senior Notes)
Series A 5.00% 6/1/45	1,000,000	862,490
Puerto Rico Public Buildings Authority Revenue (Guaranteed
Government Facilities) Series M-2 5.50% 7/1/35 (AMBAC)	700,000	718,753
San Diego County Certificates of Participation
5.75% 7/1/31 (NATL-RE)	1,000,000	1,013,450
San Diego County Regional Building Authority Lease
Revenue (County Operations & Annexation Center)
Series A 5.375% 2/1/36	1,000,000	1,027,090
^ San Mateo Unified High School District Certificates of
Participation Capital Appreciation (Partnership Phase I
Projects) Series B 5.00% 12/15/43 (AMBAC)	1,000,000	468,910
		8,203,592

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 6.53%
^ Anaheim School District Election 2002
4.58% 8/1/25 (NATL-RE)	$1,250,000	$465,588
Central Unified School District Election 2008
Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,038,840
Fairfield-Suisun Unified School District Election 2002
5.50% 8/1/28 (NATL-RE)	500,000	522,040
Grossmont Union High School District Election 2004
5.00% 8/1/23 (NATL-RE)	1,000,000	1,044,850
Santa Barbara Community College District Election 2008
Series A 5.25% 8/1/33	1,000,000	1,028,640
Sierra Joint Community College Improvement
District #2 (Western Nevada)
Series A 5.25% 8/1/21 (BHAC) (FGIC)	1,000,000	1,097,080
		5,197,038
§Pre-Refunded Bonds – 2.94%
California Department of Water Resources
(Central Valley Project) Series X
5.00% 12/1/29-12 (NATL-RE) (FGIC)	5,000	5,615
Commerce Joint Powers Financing Authority Revenue
(Redevelopment Projects) Series A
5.00% 8/1/28-13 (RADIAN)	60,000	68,265
Golden State Tobacco Securitization Corporation Settlement
Revenue (Asset-Backed Senior Notes) Series B
5.50% 6/1/43-13 (RADIAN)	1,000,000	1,129,370
5.625% 6/1/33-13	1,000,000	1,133,870
		2,337,120
Resource Recovery Revenue Bond – 1.27%
South Bayside Solid Waste Management Authority
Revenue (Shoreway Environmental Center)
Series A 6.00% 9/1/36	1,000,000	1,011,240
		1,011,240
Special Tax Revenue Bonds – 15.11%
Commerce Joint Powers Financing Authority Revenue
(Redevelopment Projects) Un-Refunded Balance
Series A 5.00% 8/1/28 (RADIAN)	940,000	763,938
Fremont Community Facilities District #1
(Special Tax Pacific Commons) 5.375% 9/1/36	1,000,000	725,440

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Lake Elsinore Public Financing Authority Tax Allocation
Series A 5.50% 9/1/30	$1,000,000	$922,820
Lammersville School District Community Facilities District
#2002 (Mountain House)
5.125% 9/1/35	500,000	336,295
Lancaster Redevelopment Agency Tax Allocation
Combined Revenue (Combined Redevelopment
Project Areas) 6.875% 8/1/39	500,000	503,100
@ Modesto Special Tax Community Facilities District #04-1
(Village 2) 5.15% 9/1/36	1,000,000	664,650
@ Palm Drive Health Care District Parcel Tax Revenue
5.25% 4/1/30	2,000,000	1,341,340
Poway Redevelopment Agency Tax Allocation Revenue
5.75% 6/15/33 (NATL-RE)	270,000	257,213
Poway Unified School District Community Facilities
District #1 Special Tax Refunding
5.00% 10/1/17 (FSA)	1,000,000	1,068,810
Puerto Rico Sales Tax Financing Corporation Revenue
ΩCapital Appreciation-First Subordinate
Series A 0.00% 8/1/32	2,040,000	1,428,000
First Subordinate Series A
5.00% 8/1/39	1,000,000	1,023,620
5.75% 8/1/37	930,000	956,133
Roseville Westpark Special Tax Public Community
Facilities District #1 5.25% 9/1/37	500,000	302,790
San Bernardino County Special Tax Community
Facilities District #2002-1 5.90% 9/1/33	2,000,000	1,732,520
		12,026,669
State General Obligation Bonds – 6.42%
California State Various Purposes 6.00% 4/1/38	515,000	544,963
Guam Government Series A 6.75% 11/15/29	1,755,000	1,773,182
Puerto Rico Commonwealth Government Development
Bank Senior Notes Series B
5.00% 12/1/15	1,000,000	1,007,290
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/15	1,750,000	1,787,747
		5,113,182

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds – 6.25%
Bay Area Toll Bridge Authority Revenue
(San Francisco Bay Area)
Series F-1 5.625% 4/1/44	$2,000,000	$2,127,360
Port of Oakland Revenue Series L 5.375% 11/1/27
(NATL-RE) (FGIC) (AMT)	1,000,000	962,340
Sacramento County Airport Services Revenue (PFC/Grant)
Series C 6.00% 7/1/41	1,000,000	1,013,100
San Diego Redevelopment Agency (Centre City
Redevelopment Project) Series A
6.40% 9/1/25	1,000,000	877,000
		4,979,800
Water & Sewer Revenue Bonds – 4.03%
California Department of Water Resources Systems Revenue
(Central Valley Project)
Series A 5.00% 12/1/22	1,000,000	1,099,890
Series A 5.00% 12/1/24	1,000,000	1,086,390
Un-Refunded Balance Series X
5.00% 12/1/29 (NATL-RE) (FGIC)	995,000	1,019,795
		3,206,075
Total Municipal Bonds (cost $82,805,282)		79,659,335

	Number of shares
Short-Term Investment – 2.90%
Money Market Instrument – 2.90%
Federated California Municipal Cash Trust	2,304,287	2,304,287
Total Short-Term Investment (cost $2,304,287)		2,304,287

Total Value of Securities – 102.97%
(cost $85,109,569)		81,963,622
Liabilities Net of Receivables
and Other Assets – (2.97%)		(2,363,724)
Net Assets Applicable to 7,489,772
Shares Outstanding – 100.00%		$79,599,898

Statements of net assets
Delaware Tax-Free California Fund

Net Asset Value – Delaware Tax-Free California Fund
Class A ($61,131,524 / 5,755,082 Shares)	$10.62
Net Asset Value – Delaware Tax-Free California Fund
Class B ($4,938,136 / 463,001 Shares)	$10.67
Net Asset Value – Delaware Tax-Free California Fund
Class C ($13,530,238 / 1,271,689 Shares)	$10.64

Components of Net Assets at August 31, 2009:
Shares of beneficial interest (unlimited authorization – no par)	$82,942,740
Undistributed net investment income	18,763
Accumulated net realized loss on investments	(215,658)
Net unrealized depreciation of investments	(3,145,947)
Total net assets	$79,599,898

^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
@	Illiquid security. At August 31, 2009, the aggregate amount of illiquid securities was $2,005,990, which represented 2.52% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
BHAC — Insured by the Berkshire Hathaway Assurance Company
FGIC — Insured by the Financial Guaranty Insurance Company
FNMA — Federal National Mortgage Association collateral
FSA — Insured by Financial Security Assurance
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free California Fund
Net asset value Class A (A)	$10.62
Sales charge (4.50% of offering price) (B)	0.50
Offering price	$11.12

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of net assets
Delaware Tax-Free Colorado Fund	August 31, 2009

	Principal amount	Value
Municipal Bonds – 97.81%
Corporate Revenue Bond – 1.32%
Public Authority Energy National Gas Purpose
Revenue Series 2008 6.50% 11/15/38	$3,015,000	$3,173,891
		3,173,891
Education Revenue Bonds – 11.82%
Boulder County Development Revenue
(University Corporation for Atmospheric Research)
5.00% 9/1/33 (NATL-RE)	1,000,000	970,090
5.00% 9/1/35 (AMBAC)	1,000,000	989,950
Colorado Educational & Cultural Facilities
Authority Revenue
(Charter School Project) 5.50% 5/1/36 (XLCA)	2,280,000	2,172,703
(Johnson & Wales University Project) Series A
5.00% 4/1/28 (XLCA)	1,000,000	905,460
(Liberty Common Charter School Project)
5.125% 12/1/33 (XLCA)	2,740,000	2,513,895
(Montessori Districts Charter School Projects)
6.125% 7/15/32	5,590,000	4,822,718
(Pinnacle Charter School Project) 5.00% 6/1/33 (XLCA)	2,170,000	1,957,817
(University of Northern Colorado Student Housing Project)
5.125% 7/1/37 (NATL-RE)	4,705,000	4,168,160
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (XLCA)	1,960,000	1,808,080
Colorado School Mines Auxiliary Facilities Revenue
5.00% 12/1/37 (AMBAC)	425,000	404,604
Colorado State Board Governors University
Enterprise System Revenue Series A
5.00% 3/1/39	2,300,000	2,331,257
University of Colorado Enterprise System Revenue Series A
5.00% 6/1/30 (AMBAC)	2,000,000	2,057,520
5.375% 6/1/26	1,000,000	1,020,400
University of Puerto Rico Revenue Series Q
5.00% 6/1/36	2,750,000	2,324,575
		28,447,229
Electric Revenue Bonds – 5.98%
Colorado Springs Utilities Revenue Series A
5.00% 11/15/29	5,000,000	5,062,100

	Principal amount	Value
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Platte River Power Authority Revenue Series HH
5.00% 6/1/27	$2,795,000	$2,999,985
5.00% 6/1/29	2,355,000	2,481,181
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	525,000	491,316
Series WW 5.00% 7/1/28	2,400,000	2,356,752
Series WW 5.50% 7/1/38	1,000,000	1,002,000
		14,393,334
Escrowed to Maturity Bonds – 2.33%
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives) Series A 5.50% 3/1/32	5,000,000	5,375,800
Galleria Metropolitan District 7.25% 12/1/09	230,000	233,873
		5,609,673
Health Care Revenue Bonds – 20.24%
Aurora Hospital Revenue (Childrens Hospital)
Series D 5.00% 12/1/23 (FSA)	2,775,000	2,860,193
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24	1,375,000	1,381,064
(Catholic Health Initiatives)
Series A 4.75% 9/1/40	1,000,000	886,300
Series D 6.25% 10/1/33	2,000,000	2,177,580
(Christian Living Community Project)
Series A 5.75% 1/1/37	1,500,000	1,113,645
(Covenant Retirement Communities)
Series A 5.50% 12/1/33 (RADIAN)	5,000,000	4,145,100
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	1,765,400
6.125% 6/1/38	5,250,000	5,304,241
Series A 5.25% 6/1/34	2,750,000	2,508,633
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	943,190
(Porter Place) Series A 6.00% 1/20/36 (GNMA)	5,000,000	5,064,049
(Vail Valley Medical Center Project) 5.80% 1/15/27	3,475,000	3,433,543
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	915,790
Colorado Springs Hospital Revenue 6.25% 12/15/33	2,500,000	2,537,600
Delta County Memorial Hospital District Enterprise Revenue
5.35% 9/1/17	4,000,000	3,881,120

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Denver Health & Hospital Authority Health Care Revenue
Series A 4.75% 12/1/36	$1,500,000	$1,117,785
Mesa County Residential Care Facilities Mortgage Revenue
(Hilltop Community Resources)
Series A 5.375% 12/1/28 (RADIAN)	475,000	404,239
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	2,690,000	2,451,639
5.25% 11/15/39	3,500,000	3,293,115
6.00% 11/15/29	2,460,000	2,510,528
		48,694,754
Housing Revenue Bonds – 2.18%
Colorado Housing & Finance Authority
(Multifamily Housing Insured Mortgage)
Series C3 6.15% 10/1/41	1,590,000	1,597,235
(Single Family Mortgage) Series A 5.50% 11/1/29 (FHA)	1,500,000	1,574,430
Puerto Rico Housing Finance Authority
Subordinate-Capital Foundation Modernization
5.125% 12/1/27	2,040,000	2,078,209
		5,249,874
Lease Revenue Bonds – 2.66%
Colorado Educational & Cultural National
Conference of State Legislatures Office Building
Facilities Authority Revenue 5.25% 6/1/21	2,000,000	2,023,480
@ Conejos & Alamosa Counties School #11J
Certificates of Participation 6.50% 4/1/11	520,000	520,161
El Paso County Certificates of Participation
(Detention Facilities Project) Series B
5.00% 12/1/27 (AMBAC)	1,500,000	1,521,435
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.25% 7/1/33	1,475,000	1,304,933
Series M-2 5.50% 7/1/35 (AMBAC)	1,000,000	1,026,790
		6,396,799
Local General Obligation Bonds – 14.88%
Adams & Arapahoe Counties Joint School
District #28J (Aurora) 6.00% 12/1/28	2,500,000	2,845,900

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Arapahoe County Water & Wastewater Public
Improvement District Refunding Series A
5.125% 12/1/32 (NATL-RE)	$2,555,000	$2,498,764
Boulder Larimer & Weld Counties
(St. Vrain Valley School) District #1J
5.00% 12/15/33	2,500,000	2,576,650
Denver City & County Justice System
5.50% 8/1/16	5,000,000	5,932,549
(Facilities & Zoo) 5.00% 8/1/19	1,020,000	1,150,856
Denver City & County School District #1 Series A
5.00% 12/1/29	960,000	1,016,131
Denver West Metropolitan District
5.00% 12/1/33 (RADIAN)	1,400,000	1,035,636
Douglas County School District #1
(Douglas & Elbert Counties) Series B
5.00% 12/15/24	2,355,000	2,508,758
5.125% 12/15/25 (FSA)	2,000,000	2,074,640
El Paso County School District #2 (Harrison)
5.00% 12/1/27 (NATL-RE)	2,115,000	2,162,672
Garfield County School District #2
5.00% 12/1/25 (FSA)	3,280,000	3,497,372
(East Grand) 5.25% 12/1/25 (FSA)	2,485,000	2,686,956
Gunnison Watershed Colorado School District #1J
(East Grand) Series 2009 5.25% 12/1/33	1,400,000	1,471,064
La Plata County School District #9-R (Durango)
5.125% 11/1/24 (NATL-RE)	1,000,000	1,072,070
@ North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	958,365
District #2 5.50% 12/15/37	1,200,000	658,344
Sand Creek Metropolitan District Refunding & Improvement
5.00% 12/1/31 (XLCA)	500,000	411,350
Weld County School District #4 5.00% 12/1/19 (FSA)	1,085,000	1,235,533
		35,793,610
§Pre-Refunded Bonds – 14.85%
Boulder County Hospital Revenue
(Development Longmont United Hospital Project)
6.00% 12/1/30-10 (RADIAN)	2,500,000	2,669,600

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Colorado Educational & Cultural Facilities
Authority Revenue
(Littleton Academy Charter School Project)
6.125% 1/15/31-12	$2,000,000	$2,227,660
(Stargate Charter School Project) 6.125% 5/1/33-13	2,000,000	2,315,180
(University of Denver Project) Series A
5.00% 3/1/27-12 (NATL-RE)	5,000,000	5,475,000
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24-16	75,000	88,872
El Paso County Certificates of Participation
(Judicial Building Project) Series A
5.00% 12/1/27 (AMBAC)	2,000,000	2,208,780
Fremont County School District #1 (Canon City)
5.00% 12/1/24-13 (NATL-RE)	1,735,000	1,980,850
Garfield Pitkin & Eagle County School District #1
(Roaring Fork County) Series A 5.00% 12/15/27-14 (FSA)	1,500,000	1,736,235
Lincoln Park Metropolitan District 7.75% 12/1/26-11	2,500,000	2,863,675
North Range Metropolitan District #1 7.25% 12/15/31-11	3,390,000	3,826,429
Northwest Parkway Public Highway Authority Series A
5.25% 6/15/41-11 (FSA)	8,100,000	8,847,062
Puerto Rico Commonwealth Series A 5.25% 7/1/30-16	1,235,000	1,473,170
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series I
5.25% 7/1/33-14	25,000	28,459
		35,740,972
Special Tax Revenue Bonds – 10.14%
Aspen Sales Tax Revenue (Parks & Open Spaces)
Series B 5.25% 11/1/23 (FSA)	2,040,000	2,199,406
@ Baptist Road Rural Transportation Authority Sales &
Use Tax Revenue 5.00% 12/1/26	2,000,000	1,186,020
Loveland Special Improvements District #1 7.50% 7/1/29	4,980,000	5,354,794
Park Meadows Business Improvement District
Shared Sales Tax Revenue
5.30% 12/1/27	950,000	628,539
5.35% 12/1/31	720,000	449,626
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/30	2,200,000	1,966,580

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Puerto Rico Commonwealth Infrastructure Financing
Authority Special Tax Revenue Series B
5.00% 7/1/46	$1,200,000	$997,056
Puerto Rico Sales Tax Financing Corporation Revenue
ΩCapital Appreciation-First Subordinate Series A
0.00% 8/1/32	5,075,000	3,552,500
First Subordinate Series A
5.00% 8/1/39	2,500,000	2,559,050
5.75% 8/1/37	3,095,000	3,181,970
Regional Transportation District Sales Tax Revenue
Series A 5.25% 11/1/18	2,000,000	2,316,520
		24,392,061
State General Obligation Bonds – 5.34%
Guam Government Series A 7.00% 11/15/39	2,500,000	2,520,475
Puerto Rico Commonwealth Government Development
Bank Senior Notes Series B
5.00% 12/1/14	1,000,000	1,014,580
5.00% 12/1/15	1,000,000	1,007,290
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/15	1,650,000	1,685,591
Series A 5.25% 7/1/21	4,000,000	3,978,799
Series B 5.00% 7/1/35	190,000	166,999
Puerto Rico Commonwealth Series A 5.25% 7/1/30	765,000	706,615
Virgin Islands Public Finance Authority
(Gross Receipts Taxes) 5.00% 10/1/31 (ACA)	2,000,000	1,772,540
		12,852,889
Transportation Revenue Bonds – 2.52%
Denver City & County Airport Revenue
Series A 5.00% 11/15/25 (NATL-RE) (FGIC)	2,000,000	2,068,300
Series B 5.00% 11/15/33 (XLCA)	4,000,000	3,983,000
		6,051,300
Water & Sewer Revenue Bonds – 3.55%
Colorado Springs Utilities Systems Improvement Revenue
Series C 5.50% 11/15/48	3,250,000	3,388,677

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/29 (ASSURED GTY)	$250,000	$261,203
5.125% 12/1/39 (ASSURED GTY)	850,000	867,400
Pueblo Board Waterworks Revenue 5.00% 11/1/21 (FSA)	1,000,000	1,061,580
Ute Water Conservancy District Revenue
5.75% 6/15/20 (NATL-RE)	2,900,000	2,970,441
		8,549,301
Total Municipal Bonds (cost $234,676,691)		235,345,687

	Number of shares
Short-Term Investments – 1.00%
Money Market Instrument – 0.46%
Dreyfus Cash Management Fund 0.16% 9/1/09	1,109,864	1,109,864
		1,109,864

	Principal amount
•Variable Rate Demand Note – 0.54%
Colorado Educational & Cultural Facilities Authority
Revenue (National Jewish Federal Building)
0.16% 2/1/25	$300,000	300,000
0.16% 2/1/35	1,000,000	1,000,000
		1,300,000
Total Short-Term Investments (cost $2,409,864)		2,409,864

Total Value of Securities – 98.81%
(cost $237,086,555)		237,755,551
Receivables and Other Assets
Net of Liabilities – 1.19%		2,872,705
Net Assets Applicable to 22,701,316
Shares Outstanding – 100.00%		$240,628,256

Net Asset Value – Delaware Tax-Free Colorado Fund
Class A ($226,392,436 / 21,361,253 Shares)		$10.60
Net Asset Value – Delaware Tax-Free Colorado Fund
Class B ($2,693,432 / 253,944 Shares)		$10.61
Net Asset Value – Delaware Tax-Free Colorado Fund
Class C ($11,542,388 / 1,086,119 Shares)		$10.63

Components of Net Assets at August 31, 2009:
Shares of beneficial interest (unlimited authorization – no par)	$245,028,207
Undistributed net investment income	43,501
Accumulated net realized loss on investments	(5,112,448)
Net unrealized appreciation of investments	668,996
Total net assets	$240,628,256

@	Illiquid security. At August 31, 2009, the aggregate amount of illiquid securities was $3,322,890, which represented 1.38% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
§

Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
•	Variable rate security. The rate shown is the rate as of August 31, 2009.

Summary of abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association collateral
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

Statements of net assets
Delaware Tax-Free Colorado Fund

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Colorado Fund
Net asset value Class A (A)	$10.60
Sales charge (4.50% of offering price) (B)	0.50
Offering price	$11.10

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Delaware Tax-Free Idaho Fund	August 31, 2009

	Principal amount	Value
Municipal Bonds – 95.18%
Corporate Revenue Bonds – 4.84%
Meridian Economic Industrial Development Revenue
(Hi-Micro Project) 5.85% 8/15/11	$660,000	$661,729
Nez Perce County Pollution Control Revenue
(Potlatch Project) 6.00% 10/1/24	2,535,000	2,187,629
Power County Pollution Control Revenue
(FMC Project) 5.625% 10/1/14	2,475,000	2,429,930
		5,279,288
Education Revenue Bonds – 10.48%
Boise State University Revenue
5.00% 4/1/17 (AMBAC)	500,000	532,320
Series A 4.25% 4/1/32 (NATL-RE)	1,500,000	1,374,945
Series A 5.00% 4/1/18 (NATL-RE) (FGIC)	1,500,000	1,595,325
Series A 5.00% 4/1/39	1,000,000	1,022,510
Un-Refunded Balance Series 07 5.375% 4/1/22 (FGIC)	15,000	15,554
Idaho Housing & Financing Association Nonprofit
Facilities Revenue (North Star Charter School Project)
Series A 9.50% 7/1/39	1,000,000	1,046,890
Idaho State University Revenue Refunding & Improvement
5.00% 4/1/20 (FSA)	1,130,000	1,207,755
5.00% 4/1/23 (FSA)	2,115,000	2,186,529
University of Idaho (General Refunding)
Series A 5.00% 4/1/21 (AMBAC)	1,150,000	1,207,765
Series B 4.50% 4/1/41 (FSA)	1,000,000	1,021,760
University of Puerto Rico-Revenue
Series Q 5.00% 6/1/36	250,000	211,325
		11,422,678
Electric Revenue Bonds – 1.52%
Boise-Kuna Idaho Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31	1,000,000	1,056,290
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	210,000	196,526
Series WW 5.50% 7/1/38	400,000	400,800
		1,653,616
Escrowed to Maturity Bond – 1.71%
Puerto Rico Commonwealth Infrastructure Financing
Authority Revenue Series A 5.375% 10/1/24	1,750,000	1,860,355
		1,860,355

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds – 4.30%
Idaho Health Facilities Authority Hospital Revenue
(Idaho Elks Rehabilitation Hospital Project)
5.30% 7/15/18	$625,000	$622,338
5.45% 7/15/23	2,000,000	1,909,920
Idaho Health Facilities Authority Revenue
(St. Luke’s Medical Center Project) 6.75% 11/1/37	1,000,000	1,074,060
(Trinity Health Credit Group) Series B 6.125% 12/1/28	1,000,000	1,085,500
		4,691,818
Housing Revenue Bonds – 5.61%
Idaho Housing Agency Single Family Mortgage Revenue
Series A 6.05% 7/1/13 (AMBAC) (FHA) (VA) (AMT)	20,000	20,021
Series A 6.10% 7/1/16 (FHA) (VA) (AMT)	30,000	30,039
Series A-1 6.85% 7/1/12 (AMT)	5,000	5,015
Series B 6.45% 7/1/15 (AMT)	10,000	10,013
Series C-2 6.35% 7/1/15 (AMT)	15,000	15,019
Series E 6.35% 7/1/15 (FHA) (AMT)	20,000	20,025
Series G-2 6.15% 7/1/15 (FHA) (VA) (AMT)	85,000	85,099
Idaho Housing & Finance Association
Single Family Mortgage Revenue
Series B Class I 5.00% 7/1/37 (AMT)	815,000	780,705
Series B Class I 5.50% 7/1/38 (AMT)	1,000,000	1,017,400
Series C Class III 5.35% 1/1/25 (AMT)	250,000	251,215
Series D Class III 5.45% 7/1/23 (AMT)	840,000	854,146
Series E Class III 4.875% 1/1/26 (AMT)	145,000	138,769
Series E Class III 5.00% 1/1/28 (AMT)	895,000	857,312
Series I Class I 5.45% 1/1/39 (AMT)	1,000,000	1,005,770
Puerto Rico Housing Finance Authority Subordinate-
Capital Foundation Modernization
5.125% 12/1/27	1,000,000	1,018,729
		6,109,277
Lease Revenue Bonds – 4.01%
Boise City Certificate of Participation
5.375% 9/1/20 (NATL-RE) (FGIC) (AMT)	2,100,000	2,100,294
Boise City Revenue Series A 5.375% 12/1/31 (NATL-RE)	500,000	503,690
Idaho State Building Authority Revenue
Series A 5.00% 9/1/43 (XLCA)	1,000,000	985,840
Series B 5.00% 9/1/21 (NATL-RE)	750,000	785,100
		4,374,924

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 23.95%
Ada & Canyon Counties Joint School District #2 Meridian
(School Board Guaranteed Program)
4.75% 2/15/20	$1,000,000	$1,080,650
5.125% 7/30/19	1,005,000	1,079,682
5.50% 7/30/16	1,305,000	1,546,673
Un-Refunded Balance 5.00% 7/30/20	600,000	642,486
Bannock County School District #025
(Pocatello Idaho School Board Guaranteed Program)
5.00% 8/15/15	1,040,000	1,181,918
5.00% 8/15/16	1,100,000	1,235,762
Boise City Independent School District
5.00% 8/1/24 (FSA)	1,500,000	1,640,040
Canyon County Idaho School District #132 Caldwell
5.00% 7/30/15 (NATL-RE) (FGIC)	2,000,000	2,229,220
Series A 5.00% 9/15/22 (FSA)	1,725,000	1,925,066
Series A 5.00% 9/15/23 (FSA)	1,810,000	2,007,326
Idaho Bond Bank Authority Revenue Series A
5.00% 9/15/28	1,000,000	1,055,890
5.25% 9/15/26	2,000,000	2,185,000
Lemhi County 5.20% 8/1/27 (FSA)	2,145,000	2,209,093
Nampa, Idaho 5.00% 8/1/21 (NATL-RE) (FGIC)	2,475,000	2,602,709
Power & Cassia Counties Joint School District #381
American Falls 5.00% 8/1/17	1,155,000	1,230,156
Twin Falls County Idaho School District #413 Filer
5.25% 9/15/25	2,000,000	2,244,960
		26,096,631
§Pre-Refunded Bonds – 11.32%
Ada & Canyon Counties Joint School District #2 Meridan
(School Board Guaranteed Program)
5.00% 7/30/20-12	1,555,000	1,726,501
Boise State University Revenue Refunding & Improvement
5.125% 4/1/31-12 (FGIC)	1,000,000	1,102,900
5.375% 4/1/22-12 (FGIC)	985,000	1,092,621
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series D 5.25% 7/1/38-12	1,000,000	1,107,300
Series Y 5.00% 7/1/36-16	1,250,000	1,471,325

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Puerto Rico Commonwealth Public Improvement Revenue
Series A 5.125% 7/1/31-11	$1,010,000	$1,091,164
Puerto Rico Electric Power Authority Revenue
Series II 5.25% 7/1/31-12	1,000,000	1,127,690
Series NN 5.125% 7/1/29-13	105,000	119,652
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	1,000,000	1,149,750
University of Idaho Revenue
(Student Fee Housing Improvements Project)
5.25% 4/1/31-11 (FGIC)	2,195,000	2,348,188
		12,337,091
Special Tax Revenue Bonds – 13.70%
Boise Urban Renewal Agency Parking Revenue
(Tax Increment)
Series A 6.125% 9/1/15	1,160,000	1,166,647
Series B 6.125% 9/1/15	950,000	955,444
Bonner County Local Improvement District #93-1
6.50% 4/30/10	60,000	60,130
Coeur D’Alene Local Improvement District #6
Series 1996 6.05% 7/1/10	90,000	91,007
Series 1997 6.10% 7/1/12	40,000	40,386
Series 1998 6.10% 7/1/14	45,000	45,346
Idaho Board Bank Authority Revenue Series B
4.125% 9/15/36 (NATL-RE)	755,000	644,581
5.00% 9/15/30 (NATL-RE)	725,000	746,649
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series K 5.00% 7/1/30	890,000	795,571
Series W 5.50% 7/1/15	175,000	180,976
Puerto Rico Sales Tax Financing Corporation Revenue
Series A 5.25% 8/1/57	1,000,000	1,005,740
ΩCapital Appreciation-First Subordinate
Series A 0.00% 8/1/32	2,040,000	1,428,000
First Subordinate Series A
5.00% 8/1/39	1,000,000	1,023,620
5.25% 8/1/27	1,500,000	1,534,860
5.75% 8/1/37	3,350,000	3,444,134

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A
5.25% 10/1/20	$500,000	$497,075
5.25% 10/1/21	500,000	495,130
5.25% 10/1/24	800,000	772,488
		14,927,784
State General Obligation Bonds – 3.87%
Guam Government Series A 6.75% 11/15/29	1,565,000	1,581,213
Puerto Rico Commonwealth Public Improvement Series A
5.25% 7/1/22	1,000,000	990,720
Un-Refunded Balance 5.125% 7/1/31	1,815,000	1,647,567
		4,219,500
Transportation Revenue Bonds – 6.86%
Idaho Housing & Finance Association Grant Revenue
(Anticipated Federal Highway Trust)
5.00% 7/15/24 (NATL-RE)	2,000,000	2,123,860
5.25% 7/15/20 (ASSURED GTY)	2,750,000	3,106,813
5.25% 7/15/25 (ASSURED GTY)	1,500,000	1,633,545
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Un-Refunded Balance Series G
5.00% 7/1/33	690,000	610,215
		7,474,433
Water & Sewer Revenue Bonds – 3.01%
Idaho Bond Bank Authority Revenue
Series C 5.375% 9/15/38	1,000,000	1,047,720
Moscow Sewer Revenue 5.00% 11/1/22 (FSA)	2,175,000	2,227,461
		3,275,181
Total Municipal Bonds (cost $100,688,015)		103,722,576

Statements of net assets
Delaware Tax-Free Idaho Fund

	Number of shares	Value
Short-Term Investment – 2.22%
Money Market Instrument – 2.22%
Dreyfus Cash Management Fund 0.16% 9/1/09	2,423,123	$2,423,123
Total Short-Term Investment (cost $2,423,123)		2,423,123

Total Value of Securities – 97.40%
(cost $103,111,138)		106,145,699
Receivables and Other Assets
Net of Liabilities – 2.60%		2,834,736
Net Assets Applicable to 9,485,095
Shares Outstanding – 100.00%		$108,980,435

Net Asset Value – Delaware Tax-Free Idaho Fund
Class A ($86,445,574 / 7,522,375 Shares)		$11.49
Net Asset Value – Delaware Tax-Free Idaho Fund
Class B ($3,358,878 / 292,846 Shares)		$11.47
Net Asset Value – Delaware Tax-Free Idaho Fund
Class C ($19,175,983 / 1,669,874 Shares)		$11.48

Components of Net Assets at August 31, 2009:
Shares of beneficial interest (unlimited authorization – no par)		$106,006,595
Undistributed net investment income		5,851
Accumulated net realized loss on investments		(66,572)
Net unrealized appreciation of investments		3,034,561
Total net assets		$108,980,435

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to the Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FSA — Insured by Financial Security Assurance
NATL-RE — Insured by the National Public Finance Guarantee Corporation
VA — Insured by the Veterans Administration
XLCA — Insured by XL Capital Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Idaho Fund
Net asset value Class A (A)	$11.49
Sales charge (4.50% of offering price) (B)	0.54
Offering price	$12.03

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of net assets
Delaware Tax-Free New York Fund	August 31, 2009

	Principal amount	Value
Municipal Bonds – 97.71%
Corporate Revenue Bonds – 7.41%
Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	$400,000	$391,636
Nassau County Tobacco Settlement Refunding
(Asset-Backed) Series A-3 5.125% 6/1/46	750,000	550,574
New York City Industrial Development Agency Revenue
(Brooklyn Navy Yard Cogen Partners)
5.75% 10/1/36 (AMT)	450,000	318,393
New York Energy Research & Development Authority
Pollution Control Revenue Refunding
(Central Hudson Gas)
Series A 5.45% 8/1/27 (AMBAC)	500,000	505,510
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center)
5.25% 6/1/27 (AMT)	250,000	230,438
TSASC Tobacco Settlement Refunding (Asset-Backed)
Series 1 5.125% 6/1/42	250,000	185,273
		2,181,824
Education Revenue Bonds – 19.31%
Albany Industrial Development Agency Civic Facilities
Revenue (Brighter Choice Charter School)
Series A 5.00% 4/1/37	250,000	182,698
Amherst Industrial Development Agency Civic Facilities
Revenue (UBF Faculty Student Housing)
Series A 5.75% 8/1/30 (AMBAC)	200,000	203,960
Dutchess County Industrial Development Agency
(Marist College) 5.00% 7/1/20	500,000	509,565
Madison County Industrial Development Agency Civic
Facility Revenue (Colgate University Project)
Series A 5.00% 7/1/39 (NATL-RE)	400,000	404,248
New York State Dormitory Authority Revenue
(Columbia University) Series A 5.00% 7/1/23	500,000	527,304
(Pratt Institute) Series C 5.125% 7/1/39 (ASSURED GTY)	300,000	305,430
•Series B 5.25% 11/15/23	250,000	270,195
Un-Refunded Series B 7.50% 5/15/11	125,000	137,718

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
New York State Dormitory Authority Revenue
Non-State Supported Debt
(Brooklyn Law School) 5.75% 7/1/33	$340,000	$344,556
(Cornell University) Series A
4.75% 7/1/29	100,000	104,061
5.00% 7/1/34	170,000	178,616
5.00% 7/1/39	500,000	521,274
(New York University) Series A 5.25% 7/1/48	400,000	406,812
(Rockefeller University) Series A 5.00% 7/1/27	250,000	275,490
(Teachers College) 5.50% 3/1/39	250,000	258,160
(University of Rochester)
Series A 5.125% 7/1/39	250,000	254,723
ΩSeries A-2 4.375% 7/1/20	250,000	238,748
St. Lawrence County Industrial Development Agency
Civic Faculty Revenue (St. Lawrence University)
Series A 5.00% 10/1/16	500,000	562,014
		5,685,572
Electric Revenue Bonds – 3.80%
Long Island Power Authority New York Electric System Revenue
Series A 5.75% 4/1/39	350,000	372,106
Series B 5.75% 4/1/33	250,000	267,468
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	190,000	186,576
Series WW 5.50% 7/1/38	200,000	200,400
Series TT 5.00% 7/1/37	100,000	93,584
		1,120,134
Health Care Revenue Bonds – 9.38%
Albany Industrial Development Agency Civic Facility
Revenue (St. Peter’s Hospital Project)
Series A 5.25% 11/15/32	500,000	430,930
East Rochester Housing Authority Revenue Refunding
(Senior Living-Woodland Village Project) 5.50% 8/1/33	200,000	151,782

Statements of net assets
Delaware Tax-Free New York Fund
	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
New York Dormitory Authority Revenue
(Chapel Oaks) 5.45% 7/1/26 (LOC, Allied Irish Bank)	$450,000	$453,722
(Millard Fillmore Hospital) 5.375% 2/1/32 (AMBAC) (FHA)	225,000	225,117
(Winthrop South Nassau Hospital)
Series B 5.50% 7/1/23	500,000	471,745
New York Dormitory Authority Revenue
Non-State Supported Debt
(Memorial Sloan-Kettering) Series 1 5.00% 7/1/35	225,000	226,539
(North Shore Long Island Jewish Group)
Series A 5.50% 5/1/37	500,000	495,049
(Orange Regional Medical Center) 6.125% 12/1/29	365,000	305,965
		2,760,849
Housing Revenue Bonds – 2.47%
New York City Housing Development Multifamily Housing
Revenue Series G-1 4.875% 11/1/39 (AMT)	250,000	229,853
New York State Housing Finance Agency Revenue
(Affordable Housing) Series A 5.25% 11/1/41	500,000	497,805
		727,658
Lease Revenue Bonds – 4.62%
Battery Park City Authority Revenue
Series A 5.00% 11/1/26	250,000	259,785
Hudson Yards Infrastructure Revenue
Series A 5.00% 2/15/47	400,000	359,168
Tobacco Settlement Financing Authority
Revenue (Asset-Backed) Series B-1C
5.50% 6/1/20	200,000	212,104
5.50% 6/1/21	500,000	527,825
		1,358,882
Local General Obligation Bonds – 4.08%
New York City
Series D 5.00% 11/1/34	125,000	126,540
Subordinated Series C-1 5.00% 10/1/19	500,000	547,675
Subordinated Series I-1 5.375% 4/1/36	500,000	527,360
		1,201,575

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds – 8.24%
Albany Parking Authority Revenue
Series A 5.625% 7/15/25-11	$280,000	$308,126
New York Dormitory Authority Revenue
(North Shore Long Island Jewish Group Project)
5.50% 5/1/33-13	500,000	574,735
Pre-Refunding Series B 7.50% 5/15/11-10	75,000	78,482
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series Y 5.50% 7/1/36-16	475,000	574,099
Puerto Rico Commonwealth Series B 5.25% 7/1/32-16	155,000	184,892
Puerto Rico Electric Power Authority Revenue
Series II 5.25% 7/1/31-12	500,000	563,845
Series NN 5.125% 7/1/29-13	125,000	142,443
		2,426,622
Special Tax Revenue Bonds – 21.84%
Metropolitan Transportation Authority Revenue
(Dedicated Tax Fund) Series B 5.00% 11/15/34	500,000	506,345
New York City Transitional Finance Authority Revenue
(Subordinated Future Tax Secured)
Series B 5.00% 11/1/18	500,000	564,724
New York City Trust for Cultural Resources Revenue
Refunding (American Museum of National History)
Series A 5.00% 7/1/44 (NATL-RE)	250,000	251,475
(Museum of Modern Art) Series 1A 5.00% 4/1/31	250,000	260,743
New York Dormitory Authority State
Personal Income Tax Revenue
Series A 5.00% 3/15/38	500,000	511,800
Series C 5.00% 3/15/15	250,000	285,053
New York Dormitory Authority State Supported Debt
Revenue (Consolidated Services Contract)
5.00% 7/1/17 (FSA)	500,000	561,899
New York Sales Tax Asset Receivables
Series A 5.25% 10/15/27 (AMBAC)	500,000	543,594
New York State Urban Development Revenue Personal
Income Tax Series A-1 5.00% 12/15/22	250,000	272,298
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/30	235,000	210,067
Puerto Rico Commonwealth Infrastructure Financing
Authority Revenue Series B 5.00% 7/1/15	250,000	253,390

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Puerto Rico Sales Tax Financing Corporation Revenue
Series A 5.25% 8/1/57	$325,000	$326,866
ΩCapital Appreciation-First Subordinate
Series A 0.00% 8/1/32	510,000	357,000
First Subordinate Series A
5.00% 8/1/39	500,000	511,810
5.75% 8/1/37	485,000	498,629
Schenectady Metroplex Development Authority Revenue
Series A 5.375% 12/15/21	500,000	516,799
		6,432,492
State General Obligation Bonds – 4.27%
Guam Government Series A 7.00% 11/15/39	395,000	398,235
New York State Series A
5.00% 3/1/38	500,000	514,650
5.00% 2/15/39	250,000	257,785
Puerto Rico Commonwealth Series B 5.25% 7/1/32	95,000	87,524
		1,258,194
Transportation Revenue Bonds – 10.64%
Albany Parking Authority Revenue Series A 5.625% 7/15/25	220,000	221,982
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	200,000	226,156
•Series B 5.00% 11/15/27	200,000	219,164
Series F 5.00% 11/15/15	150,000	165,302
New York City Industrial Development Agency Special
Airport Facilities (JFK Airis Project)
Series A 5.50% 7/1/28 (AMT)	500,000	349,645
New York State Thruway Authority General Revenue Series H
5.00% 1/1/14 (NATL-RE)	500,000	556,889
5.00% 1/1/15 (NATL-RE)	250,000	279,693
Onondaga County Industrial Development Authority
Revenue (Subordinated Air Cargo Project)
7.25% 1/1/32 (AMT)	500,000	417,545
Port Auth New York & New Jersey
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	259,790
Triborough Bridge & Tunnel Authority Revenue
Series C 5.00% 11/15/24	200,000	216,112
•Subordinate Series B-1 5.00% 11/15/25	200,000	221,860
		3,134,138

	Principal amount	Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 1.65%
New York City Municipal Finance Authority
Water & Sewer System Revenue
(Fiscal 2009) Series A 5/75% 6/15/40	$200,000	$218,650
(Second General Resolution) Series FF-2 5.50% 6/15/40	250,000	268,268
		486,918
Total Municipal Bonds (cost $27,843,074)		28,774,858

Short-Term Investment – 0.68%
•Variable Rate Demand Note – 0.68%
New York City Industrial Development Agency
Civic Facility Revenue (New York Law School Project)
Series B-2 1.40% 7/1/36	200,000	200,000
Total Short-Term Investment (cost $200,000)		200,000

Total Value of Securities – 98.39%
(cost $28,043,074)		28,974,858
Receivables and Other Assets
Net of Liabilities – 1.61%		474,139
Net Assets Applicable to 2,820,274
Shares Outstanding – 100.00%		$29,448,997

Net Asset Value – Delaware Tax-Free New York Fund
Class A ($22,779,828 / 2,180,382 Shares)		$10.45
Net Asset Value – Delaware Tax-Free New York Fund
Class B ($1,018,421 / 97,699 Shares)		$10.42
Net Asset Value – Delaware Tax-Free New York Fund
Class C ($5,650,748 / 542,193 Shares)		$10.42

Components of Net Assets at August 31, 2009:
Shares of beneficial interest (unlimited authorization – no par)		$28,530,345
Undistributed net investment income		3,746
Accumulated net realized loss on investments		(16,878)
Net unrealized appreciation of investments		931,784
Total net assets		$29,448,997

Statements of net assets
Delaware Tax-Free New York Fund

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§

Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of August 31, 2009.

Summary of abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FHA — Insured by the Federal Housing Administration
FSA — Insured by Financial Security Assurance
LOC — Letter of Credit
NATL-RE — Insured by the National Public Finance Guarantee Corporation

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free New York Fund
Net asset value Class A (A)	$10.45
Sales charge (4.50% of offering price) (B)	0.49
Offering price	$10.94

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of operations
Year Ended August 31, 2009

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund
Investment Income:
Interest	$6,028,844	$4,248,739	$12,393,884

Expenses:
Management fees	624,943	440,661	1,276,704
Distribution expenses – Class A	276,245	153,655	548,320
Distribution expenses – Class B	75,220	53,650	31,742
Distribution expenses – Class C	71,518	133,863	97,866
Dividend disbursing and transfer agent
fees and expenses	54,929	41,751	118,538
Accounting and administration expenses	49,995	32,048	92,851
Legal fees	22,049	15,099	39,431
Audit and tax	18,678	15,929	25,448
Reports and statements to shareholders	16,014	9,315	26,926
Registration fees	14,623	5,461	7,480
Trustees’ fees	9,099	5,831	16,865
Pricing fees	8,268	8,105	10,265
Insurance fees	4,007	2,606	7,298
Custodian fees	2,557	1,785	5,713
Consulting fees	1,732	1,111	3,209
Trustees’ expenses	757	487	1,326
Dues and services	572	413	1,305
	1,251,206	921,770	2,311,287
Less fees waived	(201,387)	(74,551)	(113,721)
Less expense paid indirectly	(58)	—	—
Total operating expenses	1,049,761	847,219	2,197,566
Net Investment Income	4,979,083	3,401,520	10,196,318

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain on investments	676,245	709,018	3,397,919
Net change in unrealized appreciation/
depreciation of investments	283,443	(2,723,629)	(4,848,204)
Net Realized and Unrealized Gain (Loss)
on Investments	959,688	(2,014,611)	(1,450,285)

Net Increase in Net Assets
Resulting from Operations	$5,938,771	$1,386,909	$8,746,033

See accompanying notes

	Delaware Tax-Free	Delaware Tax-Free
	Idaho Fund	New York Fund
Investment Income:
Interest	$4,443,611	$1,129,762

Expenses:
Management fees	506,038	125,458
Distribution expenses – Class A	187,156	45,078
Distribution expenses – Class B	42,576	11,859
Distribution expenses – Class C	127,184	35,392
Dividend disbursing and transfer agent
fees and expenses	42,373	18,373
Accounting and administration expenses	36,803	9,124
Legal fees	17,574	4,230
Audit and tax	17,184	12,520
Reports and statements to shareholders	11,104	2,889
Pricing fees	8,260	6,566
Trustees’ fees	6,640	120
Registration fees	5,896	10,969
Insurance fees	2,799	665
Consulting fees	1,243	304
Custodian fees	1,223	226
Trustees’ expenses	508	1,637
Dues and services	466	99
	1,015,027	285,509
Less fees waived	(73,531)	(56,173)
Less expense paid indirectly	(11)	(82)
Total operating expenses	941,485	229,254
Net Investment Income	3,502,126	900,508

Net Realized and Unrealized Gain
on Investments:
Net realized gain on investments	242,232	190,585
Net change in unrealized appreciation/
depreciation of investments	2,073,940	482,416
Net Realized and Unrealized Gain
on Investments	2,316,172	673,001

Net Increase in Net Assets
Resulting from Operations	$5,818,298	$1,573,509

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Arizona Fund

	Year Ended
	8/31/09	8/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,979,083	$5,547,803
Net realized gain (loss) on investments	676,245	(122,728)
Net change in unrealized
appreciation/depreciation of investments	283,443	(1,640,599)
Net increase in net assets resulting from operations	5,938,771	3,784,476

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,473,743)	(4,918,990)
Class B	(247,800)	(359,177)
Class C	(235,244)	(269,611)
	(4,956,787)	(5,547,778)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,072,718	14,751,087
Class B	20,443	343
Class C	1,098,183	2,945,439

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,209,302	2,407,736
Class B	128,925	184,069
Class C	146,249	174,113
	11,675,820	20,462,787

	Year Ended
	8/31/09	8/31/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(19,633,059)	$(19,237,873)
Class B	(3,235,890)	(2,845,303)
Class C	(2,787,126)	(1,815,293)
	(25,656,075)	(23,898,469)
Decrease in net assets derived from
capital share transactions	(13,980,255)	(3,435,682)
Net Decrease in Net Assets	(12,998,271)	(5,198,984)

Net Assets:
Beginning of year	140,453,218	145,652,202
End of year[1]	$127,454,947	$140,453,218

[1]Including undistributed net investment income	$26,196	$—

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free California Fund

	Year Ended
	8/31/09	8/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,401,520	$3,715,410
Net realized gain (loss) on investments	709,018	(461,721)
Net change in unrealized
appreciation/depreciation of investments	(2,723,629)	(1,438,134)
Net increase in net assets resulting from operations	1,386,909	1,815,555

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,701,738)	(2,975,104)
Class B	(195,352)	(272,986)
Class C	(487,982)	(467,320)
	(3,385,072)	(3,715,410)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,313,126	13,897,604
Class B	90,914	141,422
Class C	2,115,521	4,752,482

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,547,832	1,795,621
Class B	137,850	191,370
Class C	358,106	353,985
	12,563,349	21,132,484

	Year Ended
	8/31/09	8/31/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(14,448,671)	$(23,597,793)
Class B	(1,676,431)	(2,976,125)
Class C	(3,594,180)	(3,278,508)
	(19,719,282)	(29,852,426)
Decrease in net assets derived from
capital share transactions	(7,155,933)	(8,719,942)
Net Decrease in Net Assets	(9,154,096)	(10,619,797)

Net Assets:
Beginning of year	88,753,994	99,373,791
End of year[1]	$79,599,898	$88,753,994

[1]Including undistributed net investment income	$18,763	$1,300

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Colorado Fund

	Year Ended
	8/31/09	8/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,196,318	$10,555,283
Net realized gain (loss) on investments	3,397,919	(620,603)
Net change in unrealized
appreciation/depreciation of investments	(4,848,204)	(1,307,241)
Net increase in net assets resulting from operations	8,746,033	8,627,439

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(9,697,369)	(10,088,211)
Class B	(116,434)	(155,100)
Class C	(355,221)	(340,507)
	(10,169,024)	(10,583,818)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,183,751	10,216,326
Class B	10,613	19
Class C	2,881,769	1,027,663

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	6,074,319	6,399,592
Class B	50,248	72,523
Class C	248,362	231,599
	23,449,062	17,947,722

	Year Ended
	8/31/09	8/31/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(27,122,635)	$(26,823,353)
Class B	(1,264,891)	(1,411,740)
Class C	(1,437,234)	(1,502,110)
	(29,824,760)	(29,737,203)
Decrease in net assets derived from
capital share transactions	(6,375,698)	(11,789,481)
Net Decrease in Net Assets	(7,798,689)	(13,745,860)

Net Assets:
Beginning of year	248,426,945	262,172,805
End of year[1]	$240,628,256	$248,426,945

[1]Including undistributed net investment income	$43,501	$—

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Idaho Fund

	Year Ended
	8/31/09	8/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,502,126	$3,256,157
Net realized gain on investments	242,232	75,661
Net change in unrealized
appreciation/depreciation of investments	2,073,940	(89,235)
Net increase in net assets resulting from operations	5,818,298	3,242,583

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,944,277)	(2,732,459)
Class B	(136,217)	(170,938)
Class C	(403,213)	(349,960)
	(3,483,707)	(3,253,357)

Capital Share Transactions:
Proceeds from shares sold:
Class A	17,915,127	8,896,373
Class B	63,569	12
Class C	8,501,134	1,462,472

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,894,609	1,765,961
Class B	98,426	115,322
Class C	249,454	215,873
	28,722,319	12,456,013

	Year Ended
	8/31/09	8/31/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(7,521,138)	$(8,346,549)
Class B	(1,954,363)	(1,000,259)
Class C	(1,450,880)	(1,717,154)
	(10,926,381)	(11,063,962)
Increase in net assets derived from
capital share transactions	17,795,938	1,392,051
Net Increase in Net Assets	20,130,529	1,381,277

Net Assets:
Beginning of year	88,849,906	87,468,629
End of year[1]	$108,980,435	$88,849,906

[1]Including undistributed (distributions in excess of)
net investment income	$5,851	$(11,301)

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free New York Fund

	Year Ended
	8/31/09	8/31/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$900,508	$718,580
Net realized gain (loss) on investments	190,585	(59,331)
Net change in unrealized
appreciation/depreciation of investments	482,416	64,192
Net increase in net assets resulting from operations	1,573,509	723,441

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(738,485)	(591,360)
Class B	(39,735)	(58,984)
Class C	(116,762)	(68,233)
	(894,982)	(718,577)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,366,325	1,725,009
Class B	47,828	15,697
Class C	3,939,824	773,501

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	403,783	340,675
Class B	22,930	34,201
Class C	62,861	26,265
	14,843,551	2,915,348

	Year Ended
	8/31/09	8/31/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(3,831,875)	$(1,537,264)
Class B	(593,493)	(674,159)
Class C	(585,220)	(883,325)
	(5,010,588)	(3,094,748)
Increase (decrease) in net assets derived from
capital share transactions	9,832,963	(179,400)
Net Increase (Decrease) in Net Assets	10,511,490	(174,536)

Net Assets:
Beginning of year	18,937,507	19,112,043
End of year[1]	$29,448,997	$18,937,507

[1]Including undistributed (distributions in excess of)
net investment income	$3,746	$(652)

See accompanying notes

Financial highlights
Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.930	$11.070	$11.350	$11.560	$11.410

0.431	0.444	0.465	0.467	0.468
0.158	(0.140)	(0.280)	(0.210)	0.174
0.589	0.304	0.185	0.257	0.642

(0.429)	(0.444)	(0.465)	(0.467)	(0.468)
—	—	—	—	(0.024)
(0.429)	(0.444)	(0.465)	(0.467)	(0.492)

$11.090	$10.930	$11.070	$11.350	$11.560

5.64%	2.78%	1.63%	2.31%	5.74%

$113,689	$122,027	$125,636	$131,468	$134,874
0.75%	0.75%	0.76%	0.76%	0.80%

0.91%	0.91%	0.91%	0.91%	0.91%
4.07%	4.02%	4.11%	4.12%	4.07%

3.91%	3.86%	3.96%	3.97%	3.96%
27%	29%	9%	8%	3%

Financial highlights
Delaware Tax-Free Arizona Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.940	$11.070	$11.360	$11.570	$11.420

0.352	0.361	0.380	0.382	0.382
0.158	(0.130)	(0.290)	(0.210)	0.174
0.510	0.231	0.090	0.172	0.556

(0.350)	(0.361)	(0.380)	(0.382)	(0.382)
—	—	—	—	(0.024)
(0.350)	(0.361)	(0.380)	(0.382)	(0.406)

$11.100	$10.940	$11.070	$11.360	$11.570

4.85%	2.10%	0.78%	1.54%	4.95%

$6,509	$9,620	$12,407	$16,413	$19,005
1.50%	1.50%	1.51%	1.51%	1.55%

1.66%	1.66%	1.66%	1.66%	1.66%
3.32%	3.27%	3.36%	3.37%	3.32%

3.16%	3.11%	3.21%	3.22%	3.21%
27%	29%	9%	8%	3%

Financial highlights
Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.960	$11.090	$11.380	$11.580	$11.430

0.352	0.361	0.380	0.381	0.382
0.158	(0.130)	(0.290)	(0.200)	0.174
0.510	0.231	0.090	0.181	0.556

(0.350)	(0.361)	(0.380)	(0.381)	(0.382)
—	—	—	—	(0.024)
(0.350)	(0.361)	(0.380)	(0.381)	(0.406)

$11.120	$10.960	$11.090	$11.380	$11.580

4.84%	2.09%	0.77%	1.63%	4.94%

$7,257	$8,806	$7,609	$8,117	$8,591
1.50%	1.50%	1.51%	1.51%	1.55%

1.66%	1.66%	1.66%	1.66%	1.66%
3.32%	3.27%	3.36%	3.37%	3.32%

3.16%	3.11%	3.21%	3.22%	3.21%
27%	29%	9%	8%	3%

Financial highlights
Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.800	$11.010	$11.400	$11.490	$11.110

0.448	0.449	0.454	0.450	0.462
(0.182)	(0.210)	(0.390)	(0.090)	0.380
0.266	0.239	0.064	0.360	0.842

(0.446)	(0.449)	(0.454)	(0.450)	(0.462)
(0.446)	(0.449)	(0.454)	(0.450)	(0.462)

$10.620	$10.800	$11.010	$11.400	$11.490

2.74%	2.21%	0.51%	3.24%	7.72%

$61,132	$67,174	$76,537	$75,995	$60,744
0.88%	0.88%	0.89%	0.88%	0.84%

0.97%	0.97%	0.97%	0.97%	1.06%
4.42%	4.11%	3.98%	3.97%	4.03%

4.33%	4.02%	3.90%	3.88%	3.81%
59%	34%	21%	14%	11%

Financial highlights
Delaware Tax-Free California Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.840	$11.060	$11.440	$11.530	$11.160

0.373	0.367	0.368	0.365	0.377
(0.172)	(0.220)	(0.380)	(0.090)	0.370
0.201	0.147	(0.012)	0.275	0.747

(0.371)	(0.367)	(0.368)	(0.365)	(0.377)
(0.371)	(0.367)	(0.368)	(0.365)	(0.377)

$10.670	$10.840	$11.060	$11.440	$11.530

2.07%	1.34%	(0.15% )	2.46%	6.80%

$4,938	$6,589	$9,384	$14,918	$18,254
1.63%	1.63%	1.64%	1.63%	1.59%

1.72%	1.72%	1.72%	1.72%	1.81%
3.67%	3.36%	3.23%	3.22%	3.28%

3.58%	3.27%	3.15%	3.13%	3.06%
59%	34%	21%	14%	11%

Financial highlights
Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.810	$11.030	$11.420	$11.500	$11.130

0.373	0.367	0.368	0.365	0.377
(0.172)	(0.220)	(0.390)	(0.080)	0.370
0.201	0.147	(0.022)	0.285	0.747

(0.371)	(0.367)	(0.368)	(0.365)	(0.377)
(0.371)	(0.367)	(0.368)	(0.365)	(0.377)

$10.640	$10.810	$11.030	$11.420	$11.500

2.07%	1.35%	(0.24% )	2.56%	6.81%

$13,530	$14,991	$13,453	$12,768	$9,756
1.63%	1.63%	1.64%	1.63%	1.59%

1.72%	1.72%	1.72%	1.72%	1.81%
3.67%	3.36%	3.23%	3.22%	3.28%

3.58%	3.27%	3.15%	3.13%	3.06%
59%	34%	21%	14%	11%

Financial highlights
Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.640	$10.730	$11.040	$11.200	$11.070

0.452	0.448	0.464	0.488	0.495
(0.041)	(0.089)	(0.310)	(0.160)	0.130
0.411	0.359	0.154	0.328	0.625

(0.451)	(0.449)	(0.464)	(0.488)	(0.495)
(0.451)	(0.449)	(0.464)	(0.488)	(0.495)

$10.600	$10.640	$10.730	$11.040	$11.200

4.11%	3.38%	1.38%	3.03%	5.78%

$226,393	$234,630	$246,695	$258,773	$270,149
0.90%	0.93%	0.94%	0.93%	0.94%

0.95%	0.95%	0.96%	0.94%	0.94%
4.43%	4.16%	4.22%	4.43%	4.46%

4.38%	4.14%	4.20%	4.42%	4.46%
27%	15%	12%	8%	8%

Financial highlights
Delaware Tax-Free Colorado Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.640	$10.730	$11.050	$11.200	$11.080

0.375	0.367	0.382	0.405	0.412
(0.031)	(0.089)	(0.320)	(0.150)	0.120
0.344	0.278	0.062	0.255	0.532

(0.374)	(0.368)	(0.382)	(0.405)	(0.412)
(0.374)	(0.368)	(0.382)	(0.405)	(0.412)

$10.610	$10.640	$10.730	$11.050	$11.200

3.43%	2.60%	0.53%	2.35%	4.89%

$2,693	$3,961	$5,326	$8,221	$10,370
1.65%	1.68%	1.69%	1.68%	1.69%

1.70%	1.70%	1.71%	1.69%	1.69%
3.68%	3.41%	3.47%	3.68%	3.71%

3.63%	3.39%	3.45%	3.67%	3.71%
27%	15%	12%	8%	8%

Financial highlights
Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.660	$10.750	$11.070	$11.220	$11.090

0.375	0.367	0.382	0.405	0.413
(0.031)	(0.089)	(0.320)	(0.150)	0.130
0.344	0.278	0.062	0.255	0.543

(0.374)	(0.368)	(0.382)	(0.405)	(0.413)
(0.374)	(0.368)	(0.382)	(0.405)	(0.413)

$10.630	$10.660	$10.750	$11.070	$11.220

3.43%	2.60%	0.53%	2.34%	4.99%

$11,542	$9,836	$10,152	$9,971	$9,170
1.65%	1.68%	1.69%	1.68%	1.69%

1.70%	1.70%	1.71%	1.69%	1.69%
3.68%	3.41%	3.47%	3.68%	3.71%

3.63%	3.39%	3.45%	3.67%	3.71%
27%	15%	12%	8%	8%

Financial highlights
Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$11.260	$11.260	$11.450	$11.630	$11.490

0.436	0.437	0.448	0.449	0.452
0.228	—	(0.190)	(0.180)	0.140
0.664	0.437	0.258	0.269	0.592

(0.434)	(0.437)	(0.448)	(0.449)	(0.452)
(0.434)	(0.437)	(0.448)	(0.449)	(0.452)

$11.490	$11.260	$11.260	$11.450	$11.630

6.12%	3.93%	2.27%	2.40%	5.25%

$86,445	$72,237	$69,931	$62,808	$60,554
0.88%	0.85%	0.86%	0.85%	0.87%

0.96%	0.96%	0.98%	0.98%	0.98%
3.94%	3.87%	3.92%	3.95%	3.92%

3.86%	3.76%	3.80%	3.82%	3.81%
10%	11%	8%	15%	27%

Financial highlights
Delaware Tax-Free Idaho Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$11.240	$11.240	$11.430	$11.610	$11.480

0.353	0.353	0.363	0.364	0.366
0.228	—	(0.190)	(0.180)	0.130
0.581	0.353	0.173	0.184	0.496

(0.351)	(0.353)	(0.363)	(0.364)	(0.366)
(0.351)	(0.353)	(0.363)	(0.364)	(0.366)

$11.470	$11.240	$11.240	$11.430	$11.610

5.34%	3.17%	1.51%	1.64%	4.39%

$3,359	$5,123	$6,003	$7,892	$10,911
1.63%	1.60%	1.61%	1.60%	1.62%

1.71%	1.71%	1.73%	1.73%	1.73%
3.19%	3.12%	3.17%	3.20%	3.17%

3.11%	3.01%	3.05%	3.07%	3.06%
10%	11%	8%	15%	27%

Financial highlights
Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$11.250	$11.250	$11.440	$11.630	$11.490

0.353	0.352	0.363	0.364	0.366
0.228	—	(0.190)	(0.190)	0.140
0.581	0.352	0.173	0.174	0.506

(0.351)	(0.352)	(0.363)	(0.364)	(0.366)
(0.351)	(0.352)	(0.363)	(0.364)	(0.366)

$11.480	$11.250	$11.250	$11.440	$11.630

5.34%	3.16%	1.51%	1.56%	4.47%

$19,176	$11,490	$11,535	$13,430	$15,678
1.63%	1.60%	1.61%	1.60%	1.62%

1.71%	1.71%	1.73%	1.73%	1.73%
3.19%	3.12%	3.17%	3.20%	3.17%

3.11%	3.01%	3.05%	3.07%	3.06%
10%	11%	8%	15%	27%

Financial highlights
Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.300	$10.300	$10.550	$10.700	$10.470

0.409	0.411	0.435	0.449	0.453
0.148	—	(0.250)	(0.150)	0.230
0.557	0.411	0.185	0.299	0.683

(0.407)	(0.411)	(0.435)	(0.449)	(0.453)
(0.407)	(0.411)	(0.435)	(0.449)	(0.453)

$10.450	$10.300	$10.300	$10.550	$10.700

5.65%	4.04%	1.75%	2.90%	6.65%

$22,780	$15,340	$14,817	$13,519	$13,153
0.85%	0.85%	0.79%	0.65%	0.66%

1.10%	1.09%	1.10%	1.09%	1.12%
4.10%	3.97%	4.13%	4.28%	4.29%

3.85%	3.73%	3.82%	3.84%	3.83%
36%	28%	14%	20%	13%

Financial highlights
Delaware Tax-Free New York Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.270	$10.280	$10.530	$10.670	$10.450

0.334	0.333	0.357	0.370	0.374
0.148	(0.010)	(0.250)	(0.140)	0.220
0.482	0.323	0.107	0.230	0.594

(0.332)	(0.333)	(0.357)	(0.370)	(0.374)
(0.332)	(0.333)	(0.357)	(0.370)	(0.374)

$10.420	$10.270	$10.280	$10.530	$10.670

4.88%	3.17%	0.99%	2.23%	5.77%

$1,018	$1,549	$2,164	$2,858	$3,023
1.60%	1.60%	1.54%	1.40%	1.41%

1.85%	1.84%	1.85%	1.84%	1.87%
3.35%	3.22%	3.38%	3.53%	3.54%

3.10%	2.98%	3.07%	3.09%	3.08%
36%	28%	14%	20%	13%

Financial highlights
Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
8/31/09	8/31/08	8/31/07	8/31/06	8/31/05
$10.270	$10.280	$10.530	$10.670	$10.450

0.333	0.333	0.357	0.370	0.376
0.148	(0.010)	(0.250)	(0.140)	0.220
0.481	0.323	0.107	0.230	0.596

(0.331)	(0.333)	(0.357)	(0.370)	(0.376)
(0.331)	(0.333)	(0.357)	(0.370)	(0.376)

$10.420	$10.270	$10.280	$10.530	$10.670

4.88%	3.17%	0.99%	2.23%	5.80%

$5,651	$2,049	$2,131	$2,068	$886
1.60%	1.60%	1.54%	1.40%	1.41%

1.85%	1.84%	1.85%	1.84%	1.87%
3.35%	3.22%	3.38%	3.53%	3.54%

3.10%	2.98%	3.07%	3.09%	3.08%
36%	28%	14%	20%	13%

Notes to financial statements
Delaware multi-state funds	August 31, 2009

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund (each, a Fund or, collectively, the Funds). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in its respective state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each a Board, and collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2006-August 31, 2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

Notes to financial statements
Delaware multi-state funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “nonroutine expenses”)), do not exceed specified percentages of average daily net assets as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Effective January 1, 2009,
operating expense
limitation as a percentage
of average daily net assets
(per annum)	0.50%	0.63%	0.64%	0.65%	0.60%
Expiration date	12/31/09	12/31/09	12/31/09	12/31/09	12/31/09

Through December 31, 2008,
operating expense
limitation as a percentage
of average daily net assets
(per annum)	0.50%	0.63%	0.68%	0.60%	0.60%
Expiration date	12/31/08	12/31/08	12/31/08	12/31/08	12/31/08

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended August 31, 2009, each Fund was charged for these services as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$6,249	$4,006	$11,606	$4,600	$1,141

DSC also provides dividend disbursing and transfer agency services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2009, each Fund had liabilities payable to affiliates as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Investment management
fee payable to DMC	$40,824	$30,586	$98,081	$40,166	$4,056
Dividend disbursing,
transfer agent, fund
accounting oversight
fees and other expenses
payable to DSC	3,932	2,966	7,964	3,241	1,783
Distribution fees
payable to DDLP	35,396	28,226	59,178	35,777	10,226
Other expenses payable to
DMC and affiliates*	3,806	1,325	4,053	1,763	494

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

Notes to financial statements
Delaware multi-state funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2009, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$10,722	$6,875	$20,031	$8,049	$2,029

For the year ended August 31, 2009, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$17,118	$8,263	$18,525	$43,606	$15,274

For the year ended August 31, 2009, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Class A	$—	$—	$—	$—	$—
Class B	1,283	2,450	3,906	1,103	518
Class C	9,537	5,957	28	803	109

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2009, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Purchases	$33,942,299	$46,843,843	$62,145,496	$25,167,660	$17,757,244
Sales	47,258,395	52,880,911	70,503,570	8,639,449	8,022,948

At August 31, 2009, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Cost of
investments	$127,315,728	$85,097,533	$237,097,050	$103,088,087	$28,045,023
Aggregate
unrealized
appreciation	4,395,525	2,227,240	9,598,102	4,247,710	1,481,610
Aggregate
unrealized
depreciation	(2,392,637)	(5,361,151)	(8,939,601)	(1,190,098)	(551,775)
Net unrealized
appreciation
(depreciation)	$2,002,888	$(3,133,911)	$658,501	$3,057,612	$929,835

Effective September 1, 2008, the Funds adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

Notes to financial statements
Delaware multi-state funds

3. Investments (continued)

The following table summarizes the valuation of the Funds’ investments by the FAS 157 fair value hierarchy levels as of August 31, 2009:

	Delaware Tax-Free Arizona Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$125,839,316	$125,839,316
Short-Term	3,479,300	—	3,479,300
Total	$3,479,300	$125,839,316	$129,318,616

	Delaware Tax-Free California Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$79,659,335	$79,659,335
Short-Term	2,304,287	—	2,304,287
Total	$2,304,287	$79,659,335	$81,963,622

	Delaware Tax-Free Colorado Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$235,345,687	$235,345,687
Short-Term	1,109,864	1,300,000	2,409,864
Total	$1,109,864	$236,645,687	$237,755,551

	Delaware Tax-Free Idaho Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$103,722,576	$103,722,576
Short-Term	2,423,123	—	2,423,123
Total	$2,423,123	$103,722,576	$106,145,699

	Delaware Tax-Free New York Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$28,774,858	$28,774,858
Short-Term	—	200,000	200,000
Total	$—	$28,974,858	$28,974,858

There were no Level 3 securities at the beginning or end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2009 and 2008 was as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Year Ended 8/31/09
Tax-exempt income	$4,956,787	$3,385,072	$10,156,494	$3,483,707	$894,982
Ordinary income	—	—	12,530	—	—
Total	$4,956,787	$3,385,072	$10,169,024	$3,483,707	$894,982

Year Ended 8/31/08
Tax-exempt income	$5,547,778	$3,715,410	$10,556,654	$3,253,357	$718,577
Ordinary income	—	—	27,164	—	—
Total	$5,547,778	$3,715,410	$10,583,818	$3,253,357	$718,577

5. Components of Net Assets on a Tax Basis

As of August 31, 2009, the components of net assets on a tax basis were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Shares of beneficial
interest	$126,874,334	$82,942,740	$245,028,207	$106,006,595	$28,530,345
Distributions
payable	(119,108)	(83,509)	(247,386)	(91,309)	(31,770)
Undistributed
tax-exempt
income	145,304	102,272	290,887	97,160	35,516
Capital loss
carryforwards	(1,448,471)	(227,694)	(5,101,953)	(89,623)	(14,929)
Unrealized
appreciation
(depreciation) of
investments	2,002,888	(3,133,911)	658,501	3,057,612	929,835
Net assets	$127,454,947	$79,599,898	$240,628,256	$108,980,435	$29,448,997

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

Notes to financial statements
Delaware multi-state funds

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments and expiration of capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2009, the Funds recorded the following reclassifications:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Undistributed
(distributions in excess of)
net investment income	$3,900	$1,015	$16,207	$(1,267)	$(1,128)
Accumulated net realized
gain (loss)	(3,900)	404,319	(16,207)	1,267	17,296
Paid-in capital	—	(405,334)	—	—	(16,168)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2009, the Funds utilized capital loss carryforwards as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Capital loss
carryforward utilized	$311,673	$256,907	$2,819,378	$235,475	$149,260

In 2009, the Funds had capital loss carryforwards that expired as follows:

	Delaware	Delaware
	Tax-Free	Tax-Free
	California Fund	New York Fund
Capital loss carryforward expired	$405,334	$16,168

Capital loss carryforwards remaining at August 31, 2009 will expire as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
Year of	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Expiration	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
2010	$—	$ —	$—	$ 9,312	$ —
2011	—	6,039	—	—	—
2012	1,448,471	—	2,796,560	—	—
2013	—	—	57,695	—	—
2014	—	—	2,203,520	23,435	—
2015	—	—	—	56,876	—
2016	—	221,655	44,178	—	14,929
Total	$1,448,471	$227,694	$5,101,953	$89,623	14,929

6. Capital shares

Transactions in capital shares were as follows:

	Delaware Tax-Free		Delaware Tax-Free		Delaware Tax-Free
	Arizona Fund		California Fund		Colorado Fund
	Year Ended		Year Ended		Year Ended
	8/31/09	8/31/08	8/31/09	8/31/08	8/31/09	8/31/08
Shares sold:
Class A	756,808	1,334,775	825,013	1,269,777	1,387,638	948,236
Class B	1,968	31	9,030	12,972	1,049	1
Class C	102,547	266,518	208,816	433,780	281,038	95,653

Shares issued upon reinvestment of dividends and distributions:
Class A	207,965	217,919	152,565	164,369	595,084	594,257
Class B	12,138	16,633	13,524	17,433	4,925	6,724
Class C	13,735	15,736	35,227	32,379	24,239	21,454
	1,095,161	1,851,612	1,244,175	1,930,710	2,293,973	1,666,325

Shares repurchased:
Class A	(1,879,717)	(1,740,104)	(1,444,076)	(2,161,501)	(2,677,810)	(2,487,354)
Class B	(307,293)	(257,420)	(167,397)	(271,127)	(124,079)	(130,940)
Class C	(267,390)	(164,512)	(358,482)	(299,668)	(141,654)	(139,008)
	(2,454,400)	(2,162,036)	(1,969,955)	(2,732,296)	(2,943,543)	(2,757,302)
Net decrease	(1,359,239)	(310,424)	(725,780)	(801,586)	(649,570)	(1,090,977)

	Delaware Tax-Free		Delaware Tax-Free
	Idaho Fund		New York Fund
	Year Ended		Year Ended
	8/31/09	8/31/08	8/31/09	8/31/08
Shares sold:
Class A	1,615,020	787,130	1,035,723	166,604
Class B	5,765	1	4,787	1,496
Class C	758,087	128,677	396,933	74,906

Shares issued upon reinvestment of dividends and distributions:
Class A	171,510	155,988	40,258	32,892
Class B	8,957	10,201	2,303	3,309
Class C	22,570	19,082	6,249	2,539
	2,581,909	1,101,079	1,486,253	281,746

Shares repurchased:
Class A	(679,777)	(736,838)	(385,163)	(148,374)
Class B	(177,717)	(88,298)	(60,185)	(64,544)
Class C	(131,937)	(151,455)	(60,407)	(85,398)
	(989,431)	(976,591)	(505,755)	(298,316)
Net increase (decrease)	1,592,478	124,488	980,498	(16,570)

Notes to financial statements
Delaware multi-state funds

6. Capital shares (continued)

For the years ended August 31, 2009 and 2008, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on page 123 and the statements of changes in net assets.

	Year Ended			Year Ended
	8/31/09			8/31/08
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free
Arizona Fund	126,754	126,825	$1,338,820	29,536	29,541	$328,168
Delaware Tax-Free
California Fund	92,283	92,659	913,283	79,561	79,848	881,603
Delaware Tax-Free
Colorado Fund	28,997	29,016	288,928	88,870	88,933	958,664
Delaware Tax-Free
Idaho Fund	58,929	58,820	644,988	43,828	43,749	496,288
Delaware Tax-Free
New York Fund	33,488	33,413	327,019	14,375	14,339	148,612

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Funds, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Funds had no amounts outstanding as of August 31, 2009, or at any time during the year then ended.

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At August 31, 2009, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified in the statements of net assets.

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
47%	23%	35%	38%	13%

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service Inc., Standard & Poor’s Rating Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. As of August 31, 2009, there were no Rule 144A securities. Illiquid securities have been identified on the statements of net assets.

Notes to financial statements
Delaware multi-state funds

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services ( Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Funds. As a result, a Special Meeting of Shareholders (Meeting) of the Funds will be scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Funds (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the fourth quarter of 2009. Shareholders of the Funds will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

11. Subsequent Events

Effective August 31, 2009, the Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165). In accordance with FAS 165, management has evaluated whether any events or transactions occurred subsequent to August 31, 2009 through October 19, 2009, the date of issuance of the Funds’ financial statements, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Funds’ financial statements.

Amendment to Investment Advisory Fee — In addition to the expense cap described in footnote 2, effective September 11, 2009, DMC has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 0.57% and 0.55%, respectively, of the Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund’s average daily net assets until such time as the voluntary expense cap is discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Funds, and may be discontinued at any time because they are voluntary.

12. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2009, each Fund designates distributions paid during the year as follows:

	(A)
	Ordinary	(B)
	Income	Tax-Exempt	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free Arizona Fund	—	100.00%	100.00%
Delaware Tax-Free California Fund	—	100.00%	100.00%
Delaware Tax-Free Colorado Fund	0.12%	99.88%	100.00%
Delaware Tax-Free Idaho Fund	—	100.00%	100.00%
Delaware Tax-Free New York Fund	—	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Voyageur Insured Funds — Delaware Tax-Free Arizona Fund
Voyageur Mutual Funds — Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund
Voyageur Mutual Funds II — Delaware Tax-Free Colorado Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund (the sole series of Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax- Free Idaho Fund, and Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds) and Delaware Tax-Free Colorado Fund (the sole series of Voyageur Mutual Funds II) (the “Funds”) as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax Free Arizona Fund of Voyageur Insured Funds, the Delaware Tax-Free California Fund, the Delaware Tax-Free Idaho Fund, and the Delaware Tax-Free New York Fund of Voyageur Mutual Funds, and the Delaware Tax-Free Colorado Fund of Voyageur Mutual Funds II at August 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
October 19, 2009

Other Fund information
(Unaudited)
Delaware multi-state funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund Investment Advisory Agreements

At a meeting held on May 19–21, 2009 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in February 2009 and included independent historical and comparative reports prepared by Lipper Inc. (“Lipper”), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board also considered the transfer agent and shareholder services

Other Fund information
(Unaudited)
Delaware multi-state funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund Investment Advisory Agreements (continued)

provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”), noting DSC’s high level of service. The Board noted that Management finished upgrading investment accounting functions through outsourcing to improve the quality and lower the cost of delivering investment accounting services to the Funds. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the same Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods ended December 31, 2008. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board’s view of such performance.

Delaware Tax-Free Arizona Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Arizona municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

Delaware Tax-Free California Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the first quartile. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Colorado municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the ten-year period was in the second quartile. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free New York Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of October 31, 2008 and, for comparative funds, information as of their respective fiscal year end occurring on or before August 31, 2008. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for nonmanagement services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Delaware Tax-Free Arizona Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Tax-Free California Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total

Other Fund information
(Unaudited)
Delaware multi-state funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund Investment Advisory Agreements (continued)

expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2009 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free Colorado Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2009 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. Consequently, the Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group but its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Tax-Free New York Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2009 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency and investment accounting services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel
Senior Vice President, Senior Portfolio Manager
Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	81	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	81	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

David F. Connor has served as	81	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA

	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $19,600 for the fiscal year ended August 31, 2009.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $18,200 for the fiscal year ended August 31, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended August 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended August 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $6,450 for the fiscal year ended August 31, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,450 for the fiscal year ended August 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $206,164 and $259,452 for the registrant’s fiscal years ended August 31, 2009 and August 31, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR MUTUAL FUNDS II

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 4, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 4, 2009

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 4, 2009